                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07420

Exact name of registrant as specified in charter:
Delaware Investments Minnesota Municipal Income Fund II, Inc.

Address of principal executive offices:

2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:

Richelle S. Maestro, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant's telephone number, including area code:  (800) 523-1918

Date of fiscal year end: March 31

Date of reporting period: March 31, 2005



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Item 1.  Report to Stockholders



                                           Delaware
                                           Investments(R)
CLOSED END                                 -----------------------------------
                                           A member of Lincoln Financial Group


ANNUAL REPORT MARCH 31, 2005
--------------------------------------------------------------------------------
              DELAWARE INVESTMENTS CLOSED-END
              MUNICIPAL BOND FUNDS


















[LOGO]POWERED BY RESEARCH.(SM)


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TABLE
    OF CONTENTS

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PORTFOLIO MANAGEMENT REVIEW                                     1
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PERFORMANCE SUMMARY                                             8
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SECTOR ALLOCATION                                              10
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FINANCIAL STATEMENTS:

   Statements of Net Assets                                    13

   Statements of Operations                                    27

   Statements of Changes in Net Assets                         29

   Financial Highlights                                        31

   Notes to Financial Statements                               37

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   REPORT OF INDEPENDENT REGISTERED
      PUBLIC ACCOUNTING FIRM                                   42
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   BOARD OF TRUSTEES/DIRECTORS AND OFFICERS                    43
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DIVIDEND REINVESTMENT PLANS
Each Fund offers an automatic dividend reinvestment program. If Fund shares are registered in your name and you are not already reinvesting dividends but would like to do so, contact the dividend plan agent, Mellon Investor Services, L.L.C., at 800 851-9677. You will be asked to put your request in writing. If you have shares registered in "street" name, contact your financial advisor or the broker/dealer holding the shares.

Under the current policies of Arizona Municipal Income Fund, Florida Insured Municipal Income Fund, Minnesota Municipal Income Fund I, and Minnesota Municipal Income Fund II, all distributions of net investment income and capital gains to common stock shareholders are automatically reinvested in additional shares unless shareholders elect to receive all dividends and other distributions in cash paid by check mailed directly to shareholders by the dividend plan agent. Under the current policies of Colorado Insured Municipal Income Fund and Minnesota Municipal Income Fund III, distributions of net investment income and capital gains to common shareholders will be paid in cash unless shareholders notify Mellon Investor Services, L.L.C. of their desire to participate in the dividend reinvestment program.

After each Fund declares a dividend or determines to make a capital gains distribution, the plan agent will, as agent for the participants, receive the cash payment and use it to buy shares in the open market on the American Stock Exchange. The Funds will not issue any new shares in connection with the plan. You can contact Mellon at:

Mellon Investor Services, L.L.C.
Dividend Reinvestment Department
Overpeck Centre
85 Challenger Road
Ridgefield, NJ 07660
800 851-9677

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

PORTFOLIO                  DELAWARE INVESTMENTS CLOSED-END MUNICIPAL BOND FUNDS
  MANAGEMENT REVIEW        March 31, 2005


FUND MANAGERS

Andrew M. McCullagh
Senior Portfolio Manager
Arizona Municipal Income Fund,
Colorado Insured Municipal Income Fund

Denise Franchetti
Portfolio Manager
Minnesota Municipal Income Funds I, II, III,
Florida Insured Municipal Income Fund
Arizona Municipal Income Fund
Colorado Insured Municipal Income Fund

Joseph Baxter
Portfolio Manager
Arizona Municipal Income Fund,
Colorado Insured Municipal Income Fund,
Minnesota Municipal Income Funds I, II, III,
Florida Insured Municipal Income Fund

Robert Collins
Portfolio Manager
Arizona Municipal Income Fund,
Colorado Insured Municipal Income Fund,
Minnesota Municipal Income Funds I, II, III,
Florida Insured Municipal Income Fund

Q: PLEASE DESCRIBE THE OVERALL CONDITIONS IN THE MUNICIPAL BOND MARKETS DURING THE FISCAL YEAR.
A: During the fiscal year, the Federal Reserve embarked upon a tightening program to gradually eliminate the accommodative stance that has been in place since 2002-03. Just prior to the start of the fiscal year, the market was anticipating a higher federal funds rate, and rates across the yield curve moved up. For example, the 10-year Treasury Note had yields increase by over 100 basis points (a basis point equals 1/100th of a percent) from 3.68% on March 16, 2004 to a high of 4.87% on June 14, 2004. As bond yields and bond prices are inversely related, this was a particularly difficult period for bondholders.

However, the municipal bond market dug in its heels and rallied over the next several months, even while the Federal Reserve started its tightening program. The June 30 hike in the fed funds rate from 1.00% to 1.25% was the first of several moves during the fiscal year, with additional 25-basis point increases coming in August, September, November, December, February and March. At the end of the fiscal year, the rate was 2.75%.

A market rally in the face of a Federal Reserve tightening is unusual. Recent tightenings have resulted in the bond markets making an initial move to higher rates, similar to what we witnessed in the second quarter of 2004, followed by a period of consolidation before resuming a march to even higher rates. This time the rally started in June, before the first move by the Fed, and lasted over four months, until the end of October. During this period, yields on the 10-year Treasury Note decreased to 3.97%, nearly erasing all the market decline from earlier in the fiscal year.

Since the end of September, the market has been range-bound with relatively narrow market moves. One of the economic releases providing support to the market against the tightening backdrop has been the monthly employment report. It was higher-than-anticipated non-farm payroll data that spooked the market in April, May and June, and several very weak releases that sparked the rally in the months following. Slightly-below trend releases of late have kept the market range-bound.

Late in the fiscal year, persistent declines in the weekly jobless claims reports, along with higher commodity prices, contributed to market weakness and, as of March 31, 2005, yields in the bond markets were rising and threatening to break out of their recent range on the high side.

In the long maturities, tax-exempt bonds outperformed taxable bonds early in the fiscal year, but since May, have steadily traded weaker against Treasury bonds, as the yield ratio between the 30-year maturities moved from 92.3% in mid-May to 96.9% at the period's end. One of the factors leading to the underperformance of long bonds in the municipal market was the lack of retail demand. Often, a 5% yield for long, high-grade tax-exempt bonds is viewed as an on/off switch for retail investors. When yields fall below 5%, we believe investors are much less interested in buying. Since May, the yields have declined from just above 5% to close the fiscal year at about 4.60%.

Finally, just as it did in fiscal year 2004, credit performed well as spreads continued to compress. For intermediate and long-term tax-exempt bonds, the yield offered to "buy" credit, as defined by the spreads between AAA and BBB-rated securities, narrowed by nearly 25 basis points. This narrowing spread helped A and BBB-rated sectors outperform the higher rated AA and AAA rated sectors during the year. Over the last five years, there is very little difference between the returns in the various rating categories, as the period three and four years ago was difficult for states and municipalities (recall all the fiscal stress and budget shortfalls), which caused their credit spreads to widen.

MINNESOTA MUNICIPAL INCOME FUNDS I, II, AND III
Q: WHAT CONDITIONS PREVAILED IN THE MINNESOTA DEBT MARKET?
A: Consistent with activity the previous year, the Minnesota tax-exempt debt market mirrored the national markets. Yields on long-term, high-grade Minnesota bonds were virtually unchanged in the fiscal year, only moving three basis points from 4.57% on March 31, 2004 to 4.60% on March 31, 2005 (source:
Municipal Marketing Data [Thompson]). During the 12 months ending March 31, 2005, the Minnesota portion of the Lehman Municipal Bond Index generated a 2.36% total return, 31 basis points below the 2.67% total return of the overall index. Fully half of that difference is due to the influence of California bonds on the overall index. Since a state fiscal crisis in 2003, California bonds have come off their depressed levels, tightened to the general market and posted significantly higher returns. Over the last 12 months, the Lehman Municipal Bond Index, excluding California, would have returned 2.51%.

The supply of new issues decreased nationally during 2004, while new issuance in Minnesota held steady. Nationally, the supply was down 6.6%, but still represented the third most active year in history, exceeded only by 2003 and 2002. During the same time period, Minnesota experienced a modest 2% increase over 2003's new issuance. Some of the decline in issuance nationally was erased in the first quarter of 2005, when the total volume of new issues set a record in the first quarter, with more than $96 billion brought to market. In Minnesota, issuance was up by over 38% from the volume in the first quarter of last year.

Minnesota's fiscal condition improved during the year, with revenues increasing by over 5.1% in fiscal 2004. Employment expanded at a 1.4% clip over the last year, with manufacturing bucking the national downward trend and growing at an even better 2.2% pace. Unemployment at fiscal year end stood at 4.2%, below the national rate of 5.4%. Expectations of a budget shortfall continue to ratchet down as the Legislature is in the midst of its biennial budget process. As part of that process, the governor has proposed cutbacks in the eligibility for Medicare, attempting to rein in the spending within the health and human services area from its current 18% growth rate.

Recognizing the strong performance by the state, Standard & Poor's upgraded Minnesota's school enhancement program bonds from AA+ to AAA, impacting about $1.5 billion of school district bond issues, in the third quarter of 2004. A positive change in statutory requirements for debt service reserves resulted in Moody's upgrading general obligation ratings of numerous Minnesota cities and counties. During calendar year 2004, the rating agencies upgrade-to-downgrade ratio for Minnesota was over 20 to 1, with many of the upgrades for general obligation bonds issued by counties, cities, and school districts.

Q: AGAINST THIS BACKDROP, HOW DID THE FUNDS PERFORM?
A: For the fiscal year ended March 31, 2005, the Delaware Investments Minnesota Municipal Income Funds I, II, & III returned 2.87%, 4.03%, and 3.03%* (all returns reflect shares at net asset value with distributions reinvested), respectively, while the Lipper Minnesota Municipal Debt Funds universe average returned 3.62%, and the Lehman Brothers Municipal Bond Index returned 2.67% during the same period. The Funds' dividends from net investment income during the past 12 months were exempt from federal income and Minnesota State personal income taxes.

Q: WHAT STRATEGIES AFFECTED FUND PERFORMANCE?
A: The Funds hold a fair amount of seasoned, higher coupon bonds that trade based on their short call dates (the date at which the issuer may call the bond at par from investors). As portfolio managers, we must decide whether to sell these bonds early, forfeit the higher coupon, and realize a capital gain in order to seek better price performance. We did not believe the low-interest-rate environment and the commencing of the Fed tightening cycle was the proper time to sell early, and therefore, opted to allow our positions to roll down the yield curve. By rolling down the yield curve, we allowed them to be called or mature. This afforded us the opportunity to collect high coupon income as long as possible, while minimizing realized capital gains in the portfolios. However, these shorter bonds did impede price performance when yields declined in the second half of 2004.

Normally, when the Fed begins to raise the fed funds rate, longer-term rates begin to rise in tandem. However, this tightening cycle was unusual in the fact that long-term rates actually declined. Federal Reserve Chairman Alan Greenspan called this phenomenon a "conundrum" in recent testimony to Congress. Therefore, as the bonds did roll off, we chose to invest the proceeds in premium bonds that should act more defensively in a rising-rate environment. That rising-rate environment was slow to develop in 2004, but rates have ended the first quarter higher than calendar year-end.

*Past performance is not a guarantee of future results and a portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

Over the last two years, lower-rated bonds outperformed higher quality bonds. For instance, over the last 12 months, in the Lehman Municipal Bond Index, triple-A rated bonds returned 1.88%, while single-A bonds returned 3.41%, and triple-B bonds returned 8.56%. Within the Minnesota Municipal Income Funds, Fund II had a lower weighting in triple-A rated bonds than its counterparts. Conversely, it had a higher weighting in lower-rated bonds, and thus superior return.

Other key contributors to return in the Funds have been the hospital sector and IDR/PCR sector, which includes corporate bonds. Our funds have always had a strong commitment to the hospital sector, which over the trailing 12 months has had the second highest sector return (+5.44%) in the Lehman index.
We have a smaller commitment to the corporate sector, but do favor certain industrial development projects secured by companies, such as Potlatch and International Paper. These securities have performed well for the funds.

Q: WHAT WAS YOUR STRATEGY IN MANAGING THE MINNESOTA FUNDS?
A: With interest rates at historically low levels throughout the period, we anticipated an eventual rise in rates and continued to position the three portfolios for such a scenario. Specifically, we kept the Funds' durations relatively modest to make the portfolios less vulnerable in the event rates increase (duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates). The Funds' durations did naturally lengthen throughout the past 12 months as bonds matured from the portfolios and we were forced to reinvest the proceeds at lower prevailing yields. This activity was manageable throughout the period, however, and as of March 31, 2005, we believed the Fund was well-positioned for the higher interest rates.

When making new investments, we continued to emphasize public-power revenue bonds, which at period end made up 30.7%, 11.9%, and 21.8% of portfolio assets in Minnesota Municipal Income Funds I, II, and III, respectively. Our focus was on basic utilities, which provide essential services such as electric generation, transmission, and distribution. Unlike their investor-owned counterparts, the regulated utilities we favored provided relatively stable revenue streams. We also liked that most bonds in this area are insured, giving the Funds an extra layer of security. Because there was a healthy supply of public power bonds during the period, we were able to add to our position in this sector.

We also favored the hospital sector during the period. Following a number of credit problems in the late 1990s and early 2000s, most hospitals have had improvements in their financial strength. Despite these improvements, we believe many hospital bonds are still trading at somewhat depressed levels, given the steady credit improvements made. Through careful research, we have sought to identify attractive value opportunities that we believe can offer higher yields with only a modest amount of additional risk. By contrast, continuing care retirement community (CCRC) bonds represented one area of the market that we de-emphasized. We had concerns about the issuers' ability to meet lofty occupancy-rate targets at these care facilities for seniors.

ARIZONA MUNICIPAL INCOME FUND

Q: WHAT CONDITIONS PREVAILED IN THE ARIZONA DEBT MARKET?
A: While the Arizona tax-exempt debt markets mirrored the national markets, certain aspects of the municipal market within Arizona resulted in the state's municipal bond market underperforming national averages. During the 12 months ending March 31, 2005, the Arizona portion of the Lehman Brothers Municipal Bond Index generated a 1.97% total return, 70 basis points below the 2.67% total return of the overall Lehman index. Nationally, most bond issues come to market with long-term bonds (typically due in 25 and 30 years) as part of the issue structure. Within Arizona, a large percentage of the issuance comes with maximum maturities of 20 years. As a result, the average maturity of the Arizona portion of the index is approximately 1.5 years less than the overall index.

*Past performance is not a guarantee of future results and a portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

These short maturities in Arizona are important to note because the best performing maturities within the tax-exempt market over the last 12 months have been long bonds. As mentioned, the overall index had a total return of 2.67% during the period. That compares with the Lehman Brothers Long Bond Index (bonds over 22 years to maturity) return of 5.46% during the same time period. It is easy to see why Arizona lagged behind the national market in such an environment.

During the calendar year 2004, supply of new issues decreased nationally, but was higher in Arizona. Nationally, the supply was down 6.6%, but still represented the third most active year in history, exceeded only by 2003 and 2002. Arizona's new issuance rose by 15% for the year. These roles reversed in the first quarter of 2005, with national supply setting a record and Arizona experiencing a particularly dry period. The total volume of new issues set a record for issuance in the first quarter, with more than $96 billion brought to market. In Arizona, the issuance was down by over 40% from last year's levels.

Arizona's fiscal condition improved during the year, with revenues increasing by more than 10% in fiscal 2004 and accelerated to 14% growth in the first quarter of fiscal year 2005. Growth was driven by both the strong economic environment and tax increases. Employment continues to expand at a rapid pace within the state, with unemployment falling over the last 12 months from 5.3% to 4.4%. One of the strongest areas of expansion is construction, with employment growth surging 8.8% over the fiscal year. Overall, this growth has enabled the state to generate a healthy balance in its general fund of 4% at the end of fiscal 2004.

The growth is not limited to the state. Pima County had its general obligation rating raised by Standard & Poor's from A+ to AA- in the second quarter of 2004. The rating agency noted the expansion of the county's tax base as a driver of the higher rating.

Q: AGAINST THIS BACKDROP, HOW DID THE FUND PERFORM?
A: For the fiscal year ended March 31, 2005, the Delaware Investments Arizona Municipal Income Fund returned 3.34%* (shares at net asset value with distributions reinvested), underperforming the Lipper Other States Municipal Debt Funds Average of 3.73%, but outperforming the Lehman Brothers Municipal Bond Index return of 2.67% during the same period. The Fund's dividends from net income during the past 12 months were exempt from federal income and Arizona State personal income taxes.

Q: WHAT STRATEGIES AFFECTED FUND PERFORMANCE?
A: The Fund underperformed its Lipper peer group for two primary reasons - calls of high coupon housing bonds and a heavy weighting in pre-refunded bonds. As the portfolio has seasoned, several of its positions in housing bonds, both multi- and single-family structures, were getting into the range where calls (the issuer redeeming the bonds at 100 or a slight premium prior to final maturity) were beginning to make economic sense for the issuer. In this most recent fiscal year, many of these issues were called. Our exposure to the housing sectors decreased during the year from 7.09% at the beginning to 5.8% as of March 31, 2005. The combined housing bond sectors generated a below-average return of about 1.30% during the year. While this is low, it is important to recognize the defensive nature of these bonds, with little price performance opportunities, up or down.

Another factor affecting fund performance has been an overweighting in pre-refunded bonds. Pre-refunded bonds are seasoned, higher coupon bonds that trade to short calls. While they produce above-average income, their short duration impedes price performance. As portfolio managers, we must decide whether to sell these bonds early, forfeit the higher coupon, and realize a capital gain in order to seek better price performance. We did not believe the low interest rate environment and the commencing of the Fed tightening cycle was the proper time to execute this strategy. Normally, when the Fed begins to raise the fed funds rate, longer-term rates begin to rise in tandem. However, this tightening cycle was unusual in the fact that long-term rates actually declined. Federal Reserve Chairman Alan Greenspan called this a "conundrum" in recent testimony to Congress.

One of the strategies that paid off during the year was an investment in mid- and low-investment-grade bonds (A- and BBB-rated). Lower grade bonds have performed well, and we have invested approximately 5.9% of the assets in low-investment-grade issues, which generated a 5.56% total return over the last 12 months. It is important to note that the Fund has no exposure to below-investment-grade issues.

*Past performance is not a guarantee of future results and a portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

In addition, we reinvested maturity and called bond proceeds in some longer-term securities, which happened to be our best performers in the 12-month trailing period. However, that did not represent a large enough portion of the portfolio to have a significant impact on the Fund's return. Since Greenspan's testimony, longer rates have now begun to rise.

FLORIDA INSURED MUNICIPAL INCOME FUND

Q: WHAT CONDITIONS PREVAILED IN THE FLORIDA DEBT MARKET?
A: Consistent with activity the previous year, the Florida tax-exempt debt markets mirrored the national markets. Yields on long-term high-grade Florida bonds were virtually unchanged in the fiscal year, only moving one basis point from a 4.65% on March 31, 2004 to 4.64% on March 31, 2005 (source: Municipal Marketing Data [Thompson]). During the 12 months ending March 31, 2005, the Florida portion of the Lehman Brothers Municipal Bond Index slightly outperformed the overall index.

The supply of new issues decreased both nationally and in the state during calendar year 2004. Nationally, the supply was down 6.6%, but still represented the third most active year in history, exceeded only by 2003 and 2002. Florida's new issuance was down dramatically, falling by nearly 40% for the year. Some of the decline, nationally and specifically within Florida, was erased in the first quarter of 2005. In fact, the total volume of new issues set a record for issuance in the first quarter with more than $96 billion brought to market. In Florida, issuance was up by more than 67% from the depressed levels of last year.

Florida's fiscal condition improved during the year, with revenues increasing 9.1% in fiscal 2004 and accelerated with 12.7% growth the first quarter of fiscal 2005. Employment continues to expand at a rapid pace within the state. It rose while the rest of the nation lost jobs. As a result, unemployment was down to 4.5% in February 2005. This has enabled state finances to remain strong and the state benefited by generating the highest general fund balance of any state, standing at $5.0 billion.

This strong performance by the state was recognized by the ratings agencies, and both Moody's and Standard & Poor's rewarded Florida by upgrading its general obligation bonds (to Aa1 and AAA, respectively) in the first quarter of 2005.

In his fiscal 2005-06 budget proposal, the governor has included a two-year phase out of the state's Intangibles Tax. This tax was reduced in 1999 with an intention of phasing it out, but the budget squeeze in the early 2000's forced the state to keep the tax as an important revenue source. Elimination of the state's intangibles tax would cost Florida approximately $300 million per year in lost revenues. We are closely monitoring the situation.

Q: AGAINST THIS BACKDROP, HOW DID THE FUND PERFORM?
A: For the fiscal year ended March 31, 2005, the Delaware Investments Florida Insured Municipal Income Fund returned 1.59%* (shares at net asset value with distributions reinvested), underperforming both the Lipper Florida Municipal Debt Funds Universe average of 3.72% and the Lehman Brothers Municipal Bond Index return of 2.67% during the same period. The Fund's dividends from net investment income during the past 12 months were exempt from federal income and Florida tangible personal property taxes.

Q: WHAT STRATEGIES AFFECTED FUND PERFORMANCE?
A: The Fund underperformed its Lipper peer group and the Lehman Index primarily due to the nature of the Fund being largely a triple-A insured fund. Over the last two years, triple-A bonds have underperformed lower-rated securities. For instance, over this 12-month period, in the Lehman Brothers Municipal Bond Index, triple-A rated bonds returned 1.88%, while single-A bonds returned 3.41%, and triple-B bonds returned 8.56%. Although we cannot change the insured mandate of the Fund, we can state that we have found, over time, that these discrepancies revert to the mean. For instance, over a five-year cumulative period, the triple-A sector return for the Lehman Brothers Municipal Bond Index was 34%, while the single-A sector return was 32%, and the triple-B sector was 39%.

*Past performance is not a guarantee of future results and a portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

Another factor affecting performance of the Fund has been an overweighting in pre-refunded bonds. Pre-refunded bonds are seasoned, higher coupon bonds that trade to short calls. While they produce above average income, their short duration impedes price performance. As portfolio managers, we must decide whether to sell these bonds early, forfeit the higher coupon, and realize a capital gain in order to seek better price performance. We did not believe the low-interest-rate environment and the commencing of the Fed tightening cycle was the proper time to execute this strategy. Normally, when the Fed begins to raise the fed funds rate, longer-term rates begin to rise in tandem. However, this tightening cycle was unusual in that long-term rates actually declined. Federal Reserve Chairman Alan Greenspan called this phenomenon a "conundrum" in recent testimony to Congress.

We did, however, reinvest maturity and called bond proceeds in some longer-term securities, which happened to be our best performers in the 12-month trailing period. However, this did not represent a large enough portion of the portfolio to have a significant impact on the Fund's return. Since Greenspan's testimony, longer rates have now begun to rise.

COLORADO INSURED MUNICIPAL INCOME FUND

Q: WHAT CONDITIONS PREVAILED IN THE COLORADO DEBT MARKET?
A: After underperforming the general market substantially in the previous fiscal year, the Colorado municipal market generated total returns that were close to market levels. During the 12 months ending March 31, 2005, the Colorado portion of the Lehman Index generated a 2.37% total return, 30 basis points below the 2.67% total return of the overall Lehman Brothers Municipal Bond Index. Fully half of that difference is due to the influence of California bonds in the overall index. Since its fiscal crisis in 2003, California bonds have come off their depressed levels, tightened to the general market, and posted significantly higher returns. In fact, over the last 12 months, the Lehman index, excluding California, would have returned 2.51%.

During calendar year 2004, supply of new issues decreased nationally, but was higher in Colorado. Nationally, the supply was down 6.6%, but still represented the third most active year in history, exceeded only by 2003 and 2002. Colorado's new issuance rose by 22% for the year. These roles reversed in first quarter 2005, with national supply setting a record and Colorado experiencing a particularly dry period. The total volume of new issues set a record for issuance in the first quarter, with more than $96 billion brought to market. In Colorado, the issuance was down by more than 20% from last year's levels.

Colorado is rebounding from the severe economic downturn it experienced at the beginning of the decade due to the decline in telecommunications and technology. State revenues increased 5.1% in fiscal 2004 after declining 5.1% in fiscal 2003. Revenue growth accelerated into this fiscal year, increasing 6.5% in the first quarter of fiscal 2005. The state is starting to rebuild its general fund balance, with a fiscal 2004-ending balance equaling about 3.9% of expenditures. Unemployment has declined over the last year from 5.8% to 4.9%. The bond market will be closely monitoring the budgeting process as the Governor has proposed an $850 million tobacco settlement bond issue, part of the proceeds to go to operating income and part to help create a "rainy day" fund.

Growth is not limited to state government. While there were not any significant ratings changes within Colorado during the fiscal year, Moody's upgraded the general obligation ratings of several school districts' bonds. In most of these upgrades, the ratings agency noted the expansion of the tax base as one of the drivers of the higher ratings.

Q: AGAINST THIS BACKDROP, HOW DID THE FUND PERFORM?
A: For the fiscal year ended March 31, 2005, the Delaware Investments Colorado Insured Municipal Income Fund returned 2.56%* (shares at net asset value with distributions reinvested), underperforming the Lipper Other States Municipal Debt Funds Universe average of 3.73% and the Lehman Brothers Municipal Bond Index return of 2.67% during this period. The Fund's dividends from net investment income during the past 12 months were exempt from federal income and Colorado State personal income taxes.

*Past performance is not a guarantee of future results and a portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

Q: WHAT STRATEGIES AFFECTED FUND PERFORMANCE?
A: The Fund underperformed its Lipper peer group primarily due to the nature of the Fund being largely a triple-A insured fund. Over the last two years, triple-A bonds have underperformed lower-rated securities. For instance, over this 12-month period, in the Lehman Brothers Municipal Bond Index, triple-A rated bonds returned 1.88%, while single-A bonds returned 3.41%, and triple-B bonds returned 8.56%. Although we cannot change the insured mandate of the Fund, we can state that we have found, over time, that these discrepancies revert to the mean. For instance, over a cumulative five-year period, the triple-A sector return for the Lehman Brothers Municipal Bond Index was 34%, while the single-A sector return was 32%, and the triple-B sector 39%.

Another factor affecting performance has been an overweighting in bonds with medium durations. Due to the seasoning of the portfolio, many bonds that were originally purchased with 10-year call protection are now being priced based on shorter calls that are now in the three- to seven-year range. The three- and five-year portions of the Lehman index only returned 0.09% and 0.26% over the period, the worst of any maturities. Longer bonds, with more than 22 years to maturity, were the best-performing sector, with a 5.46% total return over the fiscal year.

Seasoned bonds generally are higher coupon bonds that were purchased in a higher yield environment. While they produce above-average income, their short duration can impede price performance. As portfolio managers, we must decide whether to sell these bonds early, forfeit the higher coupon, and realize a capital gain in order to seek better price performance. We did not believe the low interest rate environment and the commencing of the Fed tightening cycle was the proper time to execute this strategy. Normally, when the Fed begins to raise the fed funds rate, longer-term rates begin to rise in tandem. However, this tightening cycle was unusual in that long-term rates actually declined. Federal Reserve Chairman Alan Greenspan even called this a "conundrum" in recent testimony to Congress.

We did, however, reinvest maturity and called bond proceeds in some longer-term securities, which happened to be among our best performers in the 12-month trailing period. However, that did not represent a large enough portion of the portfolio to have a significant impact on the Fund's return. Since Greenspan's testimony, longer rates have now begun to rise. Currently, we are maintaining a modestly defensive position, holding a duration (a measure of the portfolio's sensitivity to interest rate changes) of 4.8 years, below that of both its Lipper peer group (5.5 year average) and the Lehman Brothers Municipal Bond Index (5.45 years).

*Past performance is not a guarantee of future results and a portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

PERFORMANCE SUMMARY
  DELAWARE INVESTMENTS
  MINNESOTA MUNICIPAL
  INCOME FUNDS I, II, III

FUND BASICS
As of March 31, 2005

--------------------------------------------------------------------------------
FUND OBJECTIVE:

The Funds seek to provide current income exempt from both regular federal income tax and Minnesota personal income tax, consistent with preservation of capital.

--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:

Fund I                             $37.74 million
Fund II                            $107.96 million
Fund III                           $25.72 million

--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:
Fund I                             58
Fund II                            93
Fund III                           43

--------------------------------------------------------------------------------
FUND START DATE:
Fund I                             May 1, 1992
Fund II                            February 26, 1993
Fund III                           October 29, 1993

--------------------------------------------------------------------------------
YOUR FUND MANAGERS:

Joseph Baxter is vice president and senior portfolio manager of municipal bond investments. Prior to joining Delaware in 1999, he held investment positions with First Union. Most recently, he served as a municipal portfolio manager for the Evergreen Funds. Mr. Baxter is a graduate of LaSalle University and joined Delaware Investments in 1999.

Robert Collins is vice president and senior portfolio manager of municipal bond development. Prior to joining Delaware Investments, Mr. Collins was a senior vice president and director of portfolio management in the Municipal Investment Group within PNC Advisors. Mr. Collins earned bachelor's degree in economics from Ursinus College. He is a Chartered Financial Analyst and a member of the Financial Analysts of Philadelphia.

Denise Franchetti received bachelor's and MBA degrees from LaSalle University. Prior to joining Delaware Investments in 1997, Ms. Franchetti was a fixed-income trader for Provident Mutual Life Insurance Company. Before that, she worked as an investment analyst for General Accident Insurance Company. Ms. Franchetti, a CFA Charterholder, is a member of the Association for Investment Management and Research and the Financial Analysts of Philadelphia.

DELAWARE INVESTMENTS
ARIZONA MUNICIPAL INCOME FUND

FUND BASICS
As of March 31, 2005

--------------------------------------------------------------------------------
FUND OBJECTIVE:

The Fund seeks to provide current income exempt from both regular federal income tax and from Arizona personal income tax, consistent with preservation of capital.

--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:
$44.94 million

--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:
46

--------------------------------------------------------------------------------
FUND START DATE:
February 26, 1993

--------------------------------------------------------------------------------
YOUR FUND MANAGERS:
Andrew M. McCullagh joined Delaware Investments in 1997, after holding investment management positions at Kirchner, Moore & Co. He holds a bachelor's degree from Washington College and a graduate certificate in public finance from the University of Michigan.

Joseph Baxter
Robert Collins
Denise Franchetti
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
   DELAWARE INVESTMENTS
   FLORIDA INSURED MUNICIPAL
   INCOME FUND

FUND BASICS
As of March 31, 2005

--------------------------------------------------------------------------------
FUND OBJECTIVE:
The Fund seeks to provide current income exempt from regular federal income tax consistent with preservation of capital. The Fund will also seek to maintain its portfolio so that the Fund's shares will be exempt from the Florida intangible personal property tax.

--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:

$37.17 million

--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:
35

--------------------------------------------------------------------------------
FUND START DATE:
February 26, 1993

--------------------------------------------------------------------------------
YOUR FUND MANAGERS:
Joseph Baxter
Robert Collins
Denise Franchetti

--------------------------------------------------------------------------------

DELAWARE INVESTMENTS
COLORADO INSURED MUNICIPAL
INCOME FUND

FUND BASICS
As of March 31, 2005

--------------------------------------------------------------------------------
FUND OBJECTIVE:
The Fund seeks to provide current income exempt from both regular federal income tax and Colorado state personal income tax, consistent with preservation of capital.

--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:
$75.36 million

--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:
49

--------------------------------------------------------------------------------
FUND START DATE:
July 29, 1993

--------------------------------------------------------------------------------
YOUR FUND MANAGERS:
Andrew M. McCullagh
Joseph Baxter
Robert Collins
Denise Franchetti
--------------------------------------------------------------------------------

SECTOR ALLOCATION                                          As of March 31, 2005

The SEC adopted a requirement that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semiannual shareholder reports, whether or not a schedule of investments is utilized. The following charts list the Fund's categories of portfolio holdings as a percentage of total net assets and is provided in compliance with such requirement.

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND, INC.

                                                             PERCENTAGE
SECTOR                                                     OF NET ASSETS
---------------------------------------------------------------------------
MUNICIPAL BONDS                                               149.69%
---------------------------------------------------------------------------
Airport Revenue Bonds                                          10.34%
City General Obligation Bonds                                   4.12%
Continuing Care/Retirement Revenue Bonds                        2.43%
Corporate-Backed Revenue Bonds                                  4.15%
Escrowed to Maturity Bonds                                     13.54%
Higher Education Revenue Bonds                                  5.74%
Hospital Revenue Bonds                                         17.42%
Miscellaneous Revenue Bonds                                     7.19%
Multifamily Housing Revenue Bonds                               6.13%
Municipal Lease Revenue Bonds                                   4.60%
Parking Revenue Bonds                                           1.83%
Political Subdivision General Obligation Bonds                  8.86%
Pre-Refunded Bonds                                              8.71%
Public Power Revenue Bonds                                     30.69%
School District General Obligation Bonds                       17.08%
Single Family Housing Revenue Bonds                             2.26%
State General Obligation Bonds                                  3.20%
Tax Increment/Special Assessment Bonds                          1.40%
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS                                          1.46%
---------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                              151.15%
---------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 1.85%
---------------------------------------------------------------------------
LIQUIDATION VALUE OF PREFERRED STOCK                          (53.00%)
---------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
---------------------------------------------------------------------------

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.

                                                            PERCENTAGE
SECTOR                                                    OF NET ASSETS
---------------------------------------------------------------------------
MUNICIPAL BONDS                                               148.99%
---------------------------------------------------------------------------
Airport Revenue Bonds                                           9.94%
City General Obligation Bonds                                   3.84%
Continuing Care/Retirement Revenue Bonds                        2.31%
Corporate-Backed Revenue Bonds                                  5.51%
Escrowed to Maturity Bonds                                     15.17%
Higher Education Revenue Bonds                                 10.23%
Hospital Revenue Bonds                                         23.38%
Miscellaneous Revenue Bonds                                     3.80%
Multifamily Housing Revenue Bonds                               9.35%
Municipal Lease Revenue Bonds                                  11.20%
Parking Revenue Bonds                                           1.23%
Political Subdivision General Obligation Bonds                  6.66%
Pre-Refunded Bonds                                             12.94%
Public Power Revenue Bonds                                     11.93%
School District General Obligation Bonds                       12.52%
Single Family Housing Revenue Bonds                             2.57%
State General Obligation Bonds                                  4.36%
Tax Increment/Special Assessment Bonds                          0.49%
Territorial General Obligation Bonds                            1.07%
Territorial Revenue Bonds                                       0.49%
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS                                          3.15%
---------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                              152.14%
---------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 3.44%
---------------------------------------------------------------------------
LIQUIDATION VALUE OF PREFERRED STOCK                          (55.58%)
---------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
---------------------------------------------------------------------------

SECTOR ALLOCATION
  (CONTINUED)                                            As of March 31, 2005

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND III, INC.

                                                             PERCENTAGE
SECTOR                                                     OF NET ASSETS
---------------------------------------------------------------------------
MUNICIPAL BONDS                                               152.50%
---------------------------------------------------------------------------
Airport Revenue Bonds                                           9.58%
City General Obligation Bonds                                   5.04%
Continuing Care/Retirement Revenue Bonds                        9.65%
Corporate-Backed Revenue Bonds                                  7.51%
Escrowed to Maturity Bonds                                     12.14%
Higher Education Revenue Bonds                                  5.26%
Hospital Revenue Bonds                                         21.10%
Miscellaneous Revenue Bonds                                     1.01%
Multifamily Housing Revenue Bonds                               7.67%
Municipal Lease Revenue Bonds                                  10.12%
Parking Revenue Bonds                                           6.00%
Political Subdivision General Obligation Bonds                  9.65%
Pre-Refunded Bonds                                             15.17%
Public Power Revenue Bonds                                     21.83%
School District General Obligation Bonds                        4.07%
Single Family Housing Revenue Bonds                             2.52%
Territorial General Obligation Bonds                            2.02%
Territorial Revenue Bonds                                       2.16%
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS                                          2.14%
---------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                              154.64%
---------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 3.68%
---------------------------------------------------------------------------
LIQUIDATION VALUE OF PREFERRED STOCK                          (58.32%)
---------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
---------------------------------------------------------------------------

DELAWARE INVESTMENTS ARIZONA MUNICIPAL INCOME FUND, INC.

                                                             PERCENTAGE
SECTOR                                                     OF NET ASSETS
---------------------------------------------------------------------------
MUNICIPAL BONDS                                               148.26%
---------------------------------------------------------------------------
Airport Revenue Bonds                                           6.89%
City General Obligation Bonds                                   1.15%
Convention Center/Auditorium/Hotel Revenue Bonds                2.29%
Dedicated Tax & Fees Revenue Bonds                              6.88%
Escrowed to Maturity Bonds                                     10.86%
Higher Education Revenue Bonds                                  5.88%
Hospital Revenue Bonds                                         19.21%
Miscellaneous Revenue Bonds                                     8.24%
Multifamily Housing Revenue Bonds                               1.10%
Municipal Lease Revenue Bonds                                   9.54%
Political Subdivision General Obligation Bonds                  3.51%
Pre-Refunded Bonds                                             18.15%
Public Power Revenue Bonds                                      3.44%
School District General Obligation Bonds                       17.27%
Single Family Housing Revenue Bonds                             4.67%
Territorial Revenue Bonds                                      23.80%
Water & Sewer Revenue Bonds                                     5.38%
---------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                              148.26%
---------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 7.37%
---------------------------------------------------------------------------
LIQUIDATION VALUE OF PREFERRED STOCK                          (55.63%)
---------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
---------------------------------------------------------------------------

SECTOR ALLOCATION
   (CONTINUED)                                             As of March 31, 2005

DELAWARE INVESTMENTS FLORIDA INSURED MUNICIPAL INCOME FUND

                                                             PERCENTAGE
SECTOR                                                     OF NET ASSETS
---------------------------------------------------------------------------
MUNICIPAL BONDS                                               151.00%
---------------------------------------------------------------------------
Airport Revenue Bonds                                           2.83%
Dedicated Tax & Fees Revenue Bonds                             16.89%
Higher Education Revenue Bonds                                  7.73%
Hospital Revenue Bonds                                         21.82%
Miscellaneous Revenue Bonds                                     2.76%
Multifamily Housing Revenue Bonds                              23.18%
Municipal Lease Revenue Bonds                                   9.62%
Ports & Harbors Revenue Bonds                                   2.76%
Pre-Refunded Bonds                                             47.12%
Public Power Revenue Bonds                                      5.47%
Tax Increment/Special Assessment Bonds                          0.82%
Water & Sewer Revenue Bonds                                    10.00%
---------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                              151.00%
---------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 2.81%
---------------------------------------------------------------------------
LIQUIDATION VALUE OF PREFERRED STOCK                          (53.81%)
---------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
---------------------------------------------------------------------------


DELAWARE INVESTMENTS COLORADO INSURED MUNICIPAL INCOME FUND, INC.

                                                            PERCENTAGE
SECTOR                                                     OF NET ASSETS
---------------------------------------------------------------------------
MUNICIPAL BONDS                                               150.37%
---------------------------------------------------------------------------
Airport Revenue Bonds                                          10.47%
City General Obligation Bonds                                   2.74%
Continuing Care/Retirement Revenue Bonds                        3.56%
Convention Center/Auditorium/Hotel Revenue Bonds                4.08%
Dedicated Tax & Fees Revenue Bonds                             11.29%
Higher Education Revenue Bonds                                 33.23%
Hospital Revenue Bonds                                          1.95%
Multifamily Housing Revenue Bonds                               3.18%
Municipal Lease Revenue Bonds                                  15.70%
Parking Revenue Bonds                                           3.54%
Political Subdivision General Obligation Bonds                 10.24%
Pre-Refunded Bonds                                             13.85%
School District General Obligation Bonds                       10.24%
Turnpike/Toll Road Revenue Bonds                               13.84%
Water & Sewer Revenue Bonds                                    12.46%
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS                                          0.66%
---------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                              151.03%
---------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 2.05%
---------------------------------------------------------------------------
LIQUIDATION VALUE OF PREFERRED STOCK                          (53.08%)
---------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
---------------------------------------------------------------------------

STATEMENTS            DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND, INC.
    OF NET ASSETS     March 31, 2005

                                                        Principal       Market
                                                          Amount         Value

MUNICIPAL BONDS - 149.69%
Airport Revenue Bonds - 10.34%
 Minneapolis/St. Paul Metropolitan Airports
  Commission Revenue Series A
  5.00% 1/1/22 (MBIA)                                    $1,000,000  $ 1,041,310
  5.00% 1/1/30 (AMBAC)                                      250,000      253,460
  Series C 5.25% 1/1/32 (FGIC)                            2,500,000    2,609,075
                                                                     -----------
                                                                       3,903,845
                                                                     -----------
City General Obligation Bonds - 4.12%
 Metropolitan Council Minnesota
  (Minneapolis/St. Paul Metropolitan Area)
  Series C 5.00% 2/1/22                                     500,000      521,950
  Willmar (Rice Memorial Hospital Project)
  5.00% 2/1/32 (FSA)                                      1,000,000    1,032,970
                                                                     -----------
                                                                       1,554,920
                                                                     -----------
Continuing Care/Retirement Revenue Bonds - 2.43%
 St. Paul Housing & Redevelopment
  Authority Revenue
  (Franciscan Health Project)
  5.40% 11/20/42 (GNMA) (FHA)                               880,000      917,426
                                                                     -----------
                                                                         917,426
                                                                     -----------
Corporate-Backed Revenue Bonds - 4.15%
 Anoka County Solid Waste Disposal
  National Rural Co-Op Utility
  (United Power Association)
  Series A 6.95% 12/1/08 (AMT)                              560,000      563,455
 Sartell Environmental Improvement Revenue
  (International Paper)
  Series A 5.20% 6/1/27                                   1,000,000    1,003,290
                                                                     -----------
                                                                       1,566,745
                                                                     -----------
Escrowed to Maturity Bonds - 13.54%
 Dakota/Washington Counties
  Housing & Redevelopment
  Authority Bloomington Single
  Family Residential Mortgage Revenue
  8.375% 9/1/21 (GNMA) (FHA) (AMT)                        2,555,000    3,715,762
 Southern Minnesota Municipal
  Power Agency Series B
  5.50% 1/1/15 (AMBAC)                                      390,000      392,613
  5.75% 1/1/11 (FGIC)                                     1,000,000      999,910
                                                                     -----------
                                                                       5,108,285
                                                                     -----------
Higher Education Revenue Bonds - 5.74%
 Minnesota State Higher Education
  Facilities Authority
  (College of St. Benedict)
  Series 5-W 5.00% 3/1/20                                 1,000,000    1,025,250
 University of Minnesota Series A
  5.50% 7/1/21                                            1,000,000    1,139,840
                                                                     -----------
                                                                       2,165,090
                                                                     -----------
                                                        Principal       Market
                                                          Amount         Value
MUNICIPAL BONDS (continued)
Hospital Revenue Bonds - 17.42%
 Bemidji Hospital Facilities Revenue
  (North County Health Services)
  5.00% 9/1/24 (RADIAN)                                  $1,000,000  $ 1,027,390
 Duluth Economic Development
  Authority Health Care
  Facilities Revenue
  (Benedictine Health System -
  St. Mary's Hospital) 5.25% 2/15/33                      1,250,000    1,268,963
 Minneapolis Health Care System Revenue
  (Allina Health Systems)
  Series A 5.75% 11/15/32                                 1,100,000    1,164,262
 Minnesota Agricultural & Economic
  Development Health Care System
  (Fairview Hospital) Series A
  6.375% 11/15/29                                         1,750,000    1,902,740
 Shakopee Health Care Facilities Revenue
  (St. Francis Regional Medical Center)
  5.25% 9/1/34                                              500,000      505,160
 St. Paul Housing & Redevelopment
  Authority Health Care Facilities
  Revenue (Regions Hospital Project)
  5.30% 5/15/28                                             700,000      703,892
                                                                     -----------
                                                                       6,572,407
                                                                     -----------
Miscellaneous Revenue Bonds - 7.19%
 Minneapolis Art Center Facilities
  Revenue (Walker Art Center Project)
  5.125% 7/1/21                                           1,600,000    1,664,976
 Minneapolis Community Development
  Agency Supported Series G-3
  5.45% 12/1/31                                           1,000,000    1,046,740
                                                                     -----------
                                                                       2,711,716
                                                                     -----------
Multifamily Housing Revenue Bonds - 6.13%
 Minneapolis Multifamily Housing Revenue
  (Seward Towers Project)
  5.00% 5/20/36 (GNMA)                                    1,000,000    1,009,290
 Southeastern Minnesota Multi
  County Housing & Redevelopment
  Authority (Winona County)
  5.35% 1/1/28                                              300,000      301,974
 Washington County Housing &
  Redevelopment Authority Revenue
  (Woodland Park Apartments Project)
  4.70% 10/1/32                                           1,000,000    1,001,940
                                                                     -----------
                                                                       2,313,204
                                                                     -----------
Municipal Lease Revenue Bonds - 4.60%
 St. Paul Port Authority Lease Revenue
  (Cedar Street Office Building Project)
  5.125% 12/1/27                                            500,000      522,445
  5.25% 12/1/27                                           1,150,000    1,211,732
                                                                     -----------
                                                                       1,734,177
                                                                     -----------

STATEMENTS            DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND, INC.
   OF NET ASSETS (CONTINUED)

                                                        Principal       Market
                                                          Amount         Value
MUNICIPAL BONDS (continued)
 Parking Revenue Bonds - 1.83%
  St. Paul Housing & Redevelopment
    Authority Parking Revenue
    (Block 19 Ramp Project)
    Series A 5.35% 8/1/29 (FSA)                           $ 650,000  $   691,867
                                                                     -----------
                                                                         691,867
                                                                     -----------
Political Subdivision General Obligation Bonds - 8.86%
  Hennepin County Series B
    5.00% 12/1/18                                         1,300,000    1,375,595
  Washington County Housing &
    Redevelopment Authority Series B
    5.50% 2/1/22 (MBIA)                                     855,000      909,669
    5.50% 2/1/32 (MBIA)                                   1,000,000    1,058,500
                                                                     -----------
                                                                       3,343,764
                                                                     -----------
*Pre-Refunded Bonds - 8.71%
  Puerto Rico Commonwealth
    6.00% 7/1/26-07                                       1,000,000    1,083,230
  Puerto Rico Public Buildings Authority
    Series D 5.25% 7/1/27-12                                845,000      916,664
  St. Francis Independent School District #15
    Series A 6.30% 2/1/11-06 (FSA)                        1,250,000    1,286,888
                                                                     -----------
                                                                       3,286,782
                                                                     -----------
Public Power Revenue Bonds - 30.69%
  Chaska Electric Revenue Series A
    6.00% 10/1/25                                         1,000,000    1,093,430
  Minnesota State Municipal Power Agency
    Series A 5.25% 10/1/19                                1,110,000    1,183,504
  Rochester Electric Utility Revenue
    5.25% 12/1/30 (AMBAC)                                   150,000      157,992
  &Southern Minnesota Municipal
    Power Agency, Inverse Floater ROLs
    Series II-R-189-3 8.096% 1/1/14 (AMBAC)               2,500,000    3,001,874
  Southern Minnesota Municipal Power
    Agency Series A
    5.00% 1/1/12 (AMBAC)                                  1,000,000    1,081,000
    5.00% 1/1/13 (MBIA)                                     500,000      540,445
    5.25% 1/1/15 (AMBAC)                                    570,000      631,150
    5.25% 1/1/16 (AMBAC)                                  1,000,000    1,105,980
  Western Minnesota Municipal Power Agency
    Series A 5.00% 1/1/30 (MBIA)                          1,900,000    1,964,581
    Series B 5.00% 1/1/15 (MBIA)                            765,000      827,179
                                                                     -----------
                                                                      11,587,135
                                                                     -----------
School District General Obligation Bonds - 17.08%
  Centennial Independent School
    District #012 Series A
    5.00% 2/1/20 (FSA)                                      400,000      418,404
  Farmington Independent School
    District #192 5.00% 2/1/23 (FSA)                      1,200,000    1,248,924
  Lakeville Independent School
    District #194-A 4.75% 2/1/22 (FSA)                      500,000      511,295
  Minneapolis Special School
    District #001 5.00% 2/1/19 (FSA)                        675,000      713,232
  Morris Independent School
    District #769 5.00% 2/1/28 (MBIA)                     1,000,000    1,035,650

                                                        Principal       Market
                                                          Amount         Value
MUNICIPAL BONDS (continued)
School District General Obligation Bonds (continued)
  Mounds View Independent School
    District #621 5.00% 2/1/23 (FSA)                    $1,020,000  $ 1,063,901
  Robbinsdale Independent School
    District #281 5.00% 2/1/21 (FSA)                       500,000      521,165
  St. Michael Independent School
    District #885
    5.00% 2/1/22 (FSA)                                     500,000      519,665
    5.00% 2/1/24 (FSA)                                     400,000      413,056
                                                                    -----------
                                                                      6,445,292
                                                                    -----------
Single Family Housing Revenue Bonds - 2.26%
  Dakota County Housing & Redevelopment
    Authority Single Family Mortgage
    Revenue 5.85% 10/1/30
    (GNMA) (FNMA) (AMT)                                     42,000       42,926
  Minnesota State Housing Finance Agency
    Single Family Mortgage Series J
    5.90% 7/1/28 (AMT)                                     785,000      808,228
                                                                    -----------
                                                                        851,154
                                                                    -----------
State General Obligation Bonds - 3.20%
  Minnesota State 5.00% 8/1/21                           1,150,000    1,207,857
                                                                    -----------
                                                                      1,207,857
                                                                    -----------
Tax Increment/Special Assessment Bonds - 1.40%
  Moorhead Economic Development
    Authority Tax Increment Series A
    5.25% 2/1/25 (MBIA)                                    500,000      529,535
                                                                    -----------
                                                                        529,535
                                                                    -----------
TOTAL MUNICIPAL BONDS (cost $54,591,248)                             56,491,201
                                                                    -----------
SHORT-TERM INVESTMENTS - 1.46%
oVariable Rate Demand Notes - 1.46%
    Midwest Consortium of Municipal Utilities
    Series A 2.28% 1/1/25                                  250,000      250,000
    Minneapolis Library 2.13% 12/1/32                      300,000      300,000
                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS
    (cost $550,000)                                                     550,000
                                                                    -----------

TOTAL MARKET VALUE OF SECURITIES - 151.15%
    (cost $55,141,248)                                               57,041,201
RECEIVABLES AND OTHER ASSETS NET
  OF LIABILITIES- 1.85%                                                 696,393
LIQUIDATION VALUE OF PREFERRED
  STOCK - (53.00%)                                                  (20,000,000)
                                                                    -----------
NET ASSETS APPLICABLE TO 2,594,700 SHARES
  OUTSTANDING - 100.00%                                             $37,737,594
                                                                    ===========

Net Asset Value Per Common Share
  ($37,737,594 / 2,594,700 Shares)                                       $14.54
                                                                         ------

STATEMENTS            DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND, INC.
  OF NET ASSETS (CONTINUED)

COMPONENTS OF NET ASSETS AT MARCH 31, 2005:
Common Stock, $0.01 par value, 200 million shares
  authorized to the Fund                                            $35,426,619
Undistributed net investment income                                     389,101
Accumulated net realized gain on investments                             21,921
Net unrealized appreciation of investments                            1,899,953
                                                                    -----------
Total net assets                                                    $37,737,594
                                                                    ===========

*Pre-Refunded Bonds are municipals that are generally backed or secured by U.S.
 Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 6 in "Notes to Financial Statements."

&An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of March 31, 2005. Illiquid security see Note 6 in "Notes to Financial Statements."

oVariable rate notes. The interest rate shown is the rate as of March 31, 2005.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
FNMA - Insured by the Federal National Mortgage Association FSA - Insured by Financial Security Assurance
GNMA - Insured by the Government National Mortgage Association MBIA - Insured by the Municipal Bond Insurance Association RADIAN - Insured by Radian Asset Assurance
ROLs - Residual Option Longs

See accompanying notes

                   DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC. March 31, 2005

STATEMENTS
  OF NET ASSETS (CONTINUED)

                                                        Principal       Market
                                                          Amount         Value

MUNICIPAL BONDS - 148.99%
Airport Revenue Bonds - 9.94%
  Minneapolis/St. Paul Metropolitan
    Airports Commission Revenue
    Series A 5.00% 1/1/22 (MBIA)                        $2,000,000  $  2,082,620
    Series A 5.00% 1/1/28 (MBIA)                         1,370,000     1,414,758
    Series A 5.00% 1/1/30 (AMBAC)                        1,450,000     1,470,068
    Series A 5.25% 1/1/16 (MBIA)                         1,000,000     1,078,730
    Series B 5.25% 1/1/24 (FGIC) (AMT)                   1,000,000     1,030,150
    Series C 5.25% 1/1/32 (FGIC)                         3,500,000     3,652,705
                                                                     -----------
                                                                      10,729,031
                                                                     -----------
City General Obligation Bonds - 3.84%
  Metropolitan Council Minnesota
    (Minneapolis/St. Paul Metropolitan Area)
    Series C 5.00% 2/1/22                                  500,000       521,950
  Moorhead Series B 5.00% 2/1/33 (MBIA)                  2,000,000     2,074,320
  Willmar (Rice Memorial Hospital Project)
    5.00% 2/1/32 (FSA)                                   1,500,000     1,549,455
                                                                     -----------
                                                                       4,145,725
                                                                     -----------
Continuing Care/Retirement Revenue Bonds - 2.31%
  Minneapolis Health Care Facility Revenue
    (Jones-Harrison Residence Project)
    6.00% 10/1/27                                        1,565,000     1,489,285
  Moorhead Economic Development
    Authority Multifamily Revenue
    (Eventide Lutheran Home Project)
    Series B 6.00% 6/1/18                                1,000,000     1,000,730
                                                                     -----------
                                                                       2,490,015
                                                                     -----------
Corporate-Backed Revenue Bonds - 5.51%
  Burnsville Commonwealth Development
    (Holiday Inn Project) 5.90% 4/1/08                   1,430,000     1,415,228
  Cloquet Pollution Control Revenue
    (Potlatch Corporation Project)
    5.90% 10/1/26                                        4,500,000     4,535,280
                                                                     -----------
                                                                       5,950,508
                                                                     -----------
Escrowed to Maturity Bonds - 15.17%
  Dakota/Washington Counties Housing &
    Redevelopment Authority Bloomington
    Single Family Residential Mortgage
    Revenue 8.375% 9/1/21
    (GNMA) (FHA) (VA)                                    5,500,000     7,998,705
  St. Paul Housing & Redevelopment
    Authority Sales Tax (Civic Center Project)
    5.55% 11/1/23                                        2,300,000     2,329,624
    5.55% 11/1/23 (MBIA)                                 4,200,000     4,254,096
  Western Minnesota Municipal Power
    Agency 6.625% 1/1/16                                 1,535,000     1,801,583
                                                                     -----------
                                                                      16,384,008
                                                                     -----------
Higher Education Revenue Bonds - 10.23%
  Minnesota State Higher Education
    Facilities Authority
    (College of St. Benedict) Series 5-W
    5.00% 3/1/20                                         1,000,000     1,025,250
    (St. Catherine College) Series 5-N1
    5.375% 10/1/32                                       1,500,000     1,561,935
    (St. Mary's University) Series 5-U
    4.80% 10/1/23                                        1,400,000     1,400,490

                                                        Principal       Market
                                                          Amount         Value

MUNICIPAL BONDS (continued)
Higher Education Revenue Bonds (continued)
    (St. Thomas University) Series 4-A1
    5.625% 10/1/21                                      $1,000,000   $ 1,033,090
    (St. Thomas University) Series 5-Y
    5.25% 10/1/34                                        1,500,000     1,563,795
  St. Cloud Housing & Redevelopment
    Authority Revenue
    (State University Foundation Project)
    5.00% 5/1/23                                         1,000,000     1,035,830
  University of Minnesota Series A
    5.50% 7/1/21                                         3,000,000     3,419,520
                                                                     -----------
                                                                      11,039,910
                                                                     -----------
Hospital Revenue Bonds - 23.38%
  Duluth Economic Development Authority
    Health Care Facilities Revenue
    (Benedictine Health System -
    St. Mary's Hospital) 5.25% 2/15/33                   5,000,000     5,075,850
  Minneapolis Health Care System Revenue
    (Allina Health Systems) Series A
    5.75% 11/15/32                                       1,000,000     1,058,420
    (Fairview Health Services) Series A
    5.625% 5/15/32                                       2,750,000     2,898,308
  Minnesota Agricultural & Economic
    Development  Health Care System
    (Fairview Hospital)
    Series A 6.375% 11/15/29                             3,300,000     3,588,024
    Series 97A 5.75% 11/15/26 (MBIA)                     5,550,000     5,956,704
  Rochester Health Care Facilities Revenue
    (Mayo Foundation) Series B
    5.50% 11/15/27                                       3,365,000     3,570,904
  St. Louis Park Health Care Facilities Revenue
    (Park Nicollet Health Services)
    Series B 5.25% 7/1/30                                1,250,000     1,270,038
  St. Paul Housing & Redevelopment
    Authority Health Care Facilities Revenue
    (Regions Hospital Project)
    5.30% 5/15/28                                          300,000       301,668
  Waconia Health Care Facilities Revenue
    (Ridgeview Medical Center Project)
    Series A 6.10% 1/1/19 (RADIAN)                       1,405,000     1,534,246
                                                                     -----------
                                                                      25,254,162
                                                                     -----------
Miscellaneous Revenue Bonds - 3.80%
  Minneapolis Art Center Facilities Revenue
    (Walker Art Center Project)
    5.125% 7/1/21                                        2,400,000     2,497,464
  Minneapolis Community Development
    Agency (Supported Development Revenue
    Limited Tax Common Bond Fund)
    Series 5 5.70% 12/1/27                                 375,000       381,795
    Series G1 5.70% 12/1/19                              1,100,000     1,225,444
                                                                     -----------
                                                                       4,104,703
                                                                     -----------

                   DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC. STATEMENTS
  OF NET ASSETS (CONTINUED)

                                                        Principal       Market
                                                          Amount         Value

MUNICIPAL BONDS (continued)
Multifamily Housing Revenue Bonds - 9.35%
  Chanhassen Multifamily Housing Revenue
    (Heritage Park Project Section 8)
    6.20% 7/1/30 (FHA) (AMT)                            $1,105,000  $  1,141,454
  Harmony Multifamily Housing
    Revenue Refunding Section 8
    (Zedakah Foundation Project)
    Series A 5.95% 9/1/20                                1,000,000       847,950
  Minneapolis Multifamily Housing Revenue
    (Seward Towers Project)
    5.00% 5/20/36 (GNMA)                                 1,000,000     1,009,290
    (Sumner Housing Project)
    Series A 5.15% 2/20/45 (GNMA) (AMT)                  3,575,000     3,586,868
  Minnesota State Housing Finance Agency
    Series A 5.00% 2/1/35 (AMT)                          1,000,000       983,930
    Series D 5.95% 2/1/18 (MBIA)                           155,000       158,257
  Southeastern Minnesota Multi County
    Housing & Redevelopment Authority
    (Winona County) 5.35% 1/1/28                           870,000       875,725
  Stillwater Multifamily Housing Revenue
    (Stillwater Cottages)
    (Orleans Homes Number One)
    7.25% 11/1/27 (AMT)                                  1,540,000     1,490,951
                                                                     -----------
                                                                      10,094,425
                                                                     -----------
Municipal Lease Revenue Bonds - 11.20%
  Andover Economic Development Authority
    Public Facilities Lease Revenue
    (Andover Community Center)
    5.20% 2/1/29                                         1,000,000     1,018,000
  Minneapolis Development Revenue
    (Limited Tax Supported Common
    Bond Fund) 5.50% 12/1/24 (AMT)                       1,000,000     1,043,730
  St. Paul Port Authority Lease Revenue
    (Cedar Street Office Building Project)
    5.00% 12/1/22                                        2,385,000     2,483,429
    5.25% 12/1/27                                        2,650,000     2,792,252
  St. Paul Port Authority Lease Revenue
    (Robert Street Office Building Project)
    5.00% 12/1/27                                        2,545,000     2,641,634
    Series 9 5.25% 12/1/27                               2,000,000     2,115,360
                                                                     -----------
                                                                      12,094,405
                                                                     -----------
Parking Revenue Bonds - 1.23%
  St. Paul Housing & Redevelopment
    Authority Parking Revenue
    (Block 19 Ramp Project)
    Series A 5.35% 8/1/29 (FSA)                          1,250,000     1,330,513
                                                                     -----------
                                                                       1,330,513
                                                                     -----------
Political Subdivision General Obligation Bonds - 6.66%
  Hennepin County Series B 5.00% 12/1/18                 1,000,000     1,058,150
  Hennepin Regional Railroad Authority
    5.00% 12/1/26                                        3,500,000     3,599,680
  Metropolitan Council Waste Water Treatment
    Series B 5.00% 12/1/21                               1,250,000     1,324,125
  Washington County Housing &
    Redevelopment Authority Series B
    5.50% 2/1/32 (MBIA)                                  1,140,000     1,206,690
                                                                     -----------
                                                                       7,188,645
                                                                     -----------

                                                        Principal       Market
                                                          Amount         Value

MUNICIPAL BONDS (continued)
*Pre-Refunded Bonds - 12.94%
  Esko Independent School District #99
    5.65% 4/1/12-05 (FSA)                                $ 550,000     $ 550,000
  Hawley Independent School District #150
    Series A 5.75% 2/1/17-06 (FSA)                       1,000,000     1,025,020
  Minneapolis/St. Paul Housing &
    Redevelopment Authority Health
    Care Systems (Children's Health Care)
    Series A 5.50% 8/15/25-05 (FSA)                      1,400,000     1,444,114
  Puerto Rico Commonwealth Public
    Improvement Series A 5.00% 7/1/27-12                 1,250,000     1,356,163
  Puerto Rico Electric Power Authority
    Power Revenue Series Z
    5.25% 7/1/21-05                                      1,500,000     1,511,100
  Puerto Rico Highway & Transportation
    Authority Revenue Series Y
    5.50% 7/1/26-06                                      2,000,000     2,100,480
  Puerto Rico Public Buildings Authority
    Series D 5.25% 7/1/27-12                               625,000       678,006
  Rosemount Independent School
    District #196 Series A 5.70% 4/1/12-06               1,270,000     1,307,148
  Southern Minnesota Municipal Power
    Agency Supply Revenue Series A
    5.75% 1/1/18-13                                      3,715,000     3,996,336
                                                                     -----------
                                                                      13,968,367
                                                                     -----------
Public Power Revenue Bonds - 11.93%
  Minnesota State Municipal Power Agency
    Series A 5.00% 10/1/34                               5,750,000     5,845,680
  Rochester Electric Utility Revenue
    5.25% 12/1/30 (AMBAC)                                  450,000       473,976
  &Southern Minnesota Municipal Power
    Agency Supply System Revenue
    Inverse Floater ROLs
    Series II-R-189-3 8.096% 1/1/14 (AMBAC)              3,000,000     3,602,250
    Series II-R-189 8.096% 1/1/15 (AMBAC)                1,500,000     1,821,840
  Western Minnesota Municipal Power Agency
    Series A 5.00% 1/1/30 (MBIA)                         1,100,000     1,137,389
                                                                     -----------
                                                                      12,881,135
                                                                     -----------
School District General Obligation Bonds - 12.52%
  Centennial Independent School
    District #012 Series A
    5.00% 2/1/20 (FSA)                                     400,000       418,404
  Elk River Independent School
    District #728 5.00% 2/1/16 (FGIC)                    1,500,000     1,615,200
  Farmington Independent School
    District #192 5.00% 2/1/23 (FSA)                     1,080,000     1,124,032
    Series B 5.00% 2/1/27 (FSA)                          1,000,000     1,042,950
  Lakeville Independent School
    District #194-A 4.75% 2/1/22 (FSA)                   1,500,000     1,533,885
  Minneapolis Special School
    District #001 5.00% 2/1/19 (FSA)                     1,000,000     1,056,640
  Morris Independent School
    District #769 5.00% 2/1/28 (MBIA)                    2,750,000     2,848,037
  Mounds View Independent School
    District #621 5.00% 2/1/23 (FSA)                     1,000,000     1,043,040

STATEMENTS         DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
OF NET ASSETS (CONTINUED)

                                                        Principal       Market
                                                          Amount         Value
MUNICIPAL BONDS (continued)
School District General Obligation Bonds (continued)
  Princeton Independent School
    District #477 Series A
    5.00% 2/1/24 (FSA)                                   $ 500,000     $ 524,725
  St. Michael Independent School
    District #885
    5.00% 2/1/22 (FSA)                                   1,500,000     1,558,995
    5.00% 2/1/24 (FSA)                                     725,000       748,664
                                                                     -----------
                                                                      13,514,572
                                                                     -----------
Single Family Housing Revenue Bonds - 2.57%
  Minnesota State Housing Finance Agency
    Single Family Housing Series 1992-C2
    6.15% 7/1/23 (AMT)                                     920,000       922,585
  Minnesota State Housing Finance
    Agency Single Family Mortgage
    Series B 5.35% 1/1/33 (AMT)                          1,145,000     1,157,802
    Series J 5.90% 7/1/28 (AMT)                            670,000       689,825
                                                                     -----------
                                                                       2,770,212
                                                                     -----------
State General Obligation Bonds - 4.36%
  Minnesota State 5.00% 8/1/21                           3,875,000     4,069,951
 &Minnesota State, Inverse Floater ROLs
    7.824% 11/1/17                                         570,000       631,936
                                                                     -----------
                                                                       4,701,887
                                                                     -----------
Tax Increment/Special Assessment Bonds - 0.49%
  Moorhead Economic Development
    Authority Tax Increment Series A
    5.25% 2/1/25 (MBIA)                                    500,000       529,535
                                                                     -----------
                                                                         529,535
                                                                     -----------
Territorial General Obligation Bonds - 1.07%
  Puerto Rico Commonwealth Public
    Improvement Series A
    5.50% 7/1/19 (MBIA)                                  1,000,000     1,151,650
                                                                     -----------
                                                                       1,151,650
                                                                     -----------
Territorial Revenue Bonds - 0.49%
  Virgin Islands Public Finance Authority
    5.25% 10/1/23                                          500,000       525,375
                                                                     -----------
                                                                         525,375
                                                                     -----------
TOTAL MUNICIPAL BONDS (cost $154,446,585)                            160,848,783
                                                                     -----------

SHORT-TERM INVESTMENTS - 3.15%
 oVariable Rate Demand Notes - 3.15%
  Midwest Consortium of Municipal
    Utilities Series A 2.28% 1/1/25                        250,000       250,000
  Minneapolis Block E Buildings
    Series A 2.13% 3/1/27                                1,250,000     1,250,000
  Minneapolis Library 2.13% 12/1/32                        700,000       700,000
  Minneapolis Multifamily Housing Revenue
    (Seven Corners Apartments Project)
    2.23% 11/1/31                                          300,000       300,000
  Minnesota State Higher Education Facilities
    Authority (Carleton College)
    Series 5-G 2.13% 11/1/29                               900,000       900,000
                                                                     -----------
TOTAL SHORT-TERM INVESTMENTS
  (cost $3,400,000)                                                    3,400,000
                                                                     -----------

TOTAL MARKET VALUE OF SECURITIES - 152.14%
  (cost $157,846,585)                                              $164,248,783
RECEIVABLES AND OTHER ASSETS
  NET OF LIABILITIES - 3.44%                                          3,709,092
LIQUIDATION VALUE OF PREFERRED
  STOCK - (55.58%)                                                  (60,000,000)
                                                                   ------------
NET ASSETS APPLICABLE TO 7,252,200 SHARES
  OUTSTANDING - 100.00%                                            $107,957,875
                                                                   ============

Net Asset Value Per Common Share
  ($107,957,875 / 7,252,200 Shares)                                      $14.89
                                                                         ------

COMPONENTS OF NET ASSETS AT MARCH 31, 2005:
Common Stock, $0.01 par value, 200 million shares
  authorized to the Fund                                            $99,710,000
Undistributed net investment income                                   2,250,617
Accumulated net realized loss on investments                           (404,940)
Net unrealized appreciation of investments                            6,402,198
                                                                   ------------
Total net assets                                                   $107,957,875
                                                                   ============

*Pre-Refunded Bonds are municipals that are generally backed or secured by U.S.
 Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 6 in "Notes to Financial Statements."

&An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of March 31, 2005. Illiquid security see Note 6 in "Notes to Financial Statements."

oVariable rate notes. The interest rate shown is the rate as of March 31, 2005.

SUMMARY OF ABBREVIATIONS:
AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
FSA - Insured by Financial Security Assurance
GNMA - Insured by the Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance
ROLs - Residual Option Longs
VA - Insured by the Veterans Administration

See accompanying notes

                  DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND III, INC. March 31, 2005

STATEMENTS
  OF NET ASSETS (CONTINUED)
                                                        Principal       Market
                                                          Amount         Value

MUNICIPAL BONDS - 152.50%
Airport Revenue Bonds - 9.58%
  Minneapolis/St. Paul Metropolitan
    Airports Commission Revenue
    Series A5.00% 1/1/28 (MBIA)                          $ 750,000   $   774,503
    5.00% 1/1/30 (AMBAC)                                   750,000       760,380
    5.125% 1/1/25 (FGIC)                                   900,000       928,557
                                                                     -----------
                                                                       2,463,440
                                                                     -----------
City General Obligation Bonds - 5.04%
  Moorhead Series B 5.00% 2/1/33 (MBIA)                  1,250,000     1,296,450
                                                                     -----------
                                                                       1,296,450
                                                                     -----------
Continuing Care/Retirement Revenue Bonds - 9.65%
  Minnesota Agriculture & Economic
    Development Board Revenue
    (Benedictine Health Systems)
    5.75% 2/1/29                                           600,000       585,060
  St. Paul Housing & Redevelopment
    Authority Revenue
    (Franciscan Health Project)
    5.40% 11/20/42 (GNMA) (FHA)                          1,820,000     1,897,405
                                                                     -----------
                                                                       2,482,465
                                                                     -----------
Corporate-Backed Revenue Bonds - 7.51%
  Cloquet Pollution Control Revenue
    (Potlatch Corporation Project)
    5.90% 10/1/26                                        1,000,000     1,007,840
  Minneapolis Community Development
    Agency Supported Development Revenue
    (Pajor Graphics) Series 1
    (LOC US Bank NA) 6.75% 12/1/25 (AMT)                   865,000       924,382
                                                                     -----------
                                                                       1,932,222
                                                                     -----------
Escrowed to Maturity Bonds - 12.14%
  University of Minnesota Hospital & Clinics
    6.75% 12/1/16                                        2,580,000     3,122,393
                                                                     -----------
                                                                       3,122,393
                                                                     -----------
Higher Education Revenue Bonds - 5.26%
  Minnesota State Higher Education
    Facilities Authority
    (College of St. Benedict) Series 5-W
    5.25% 3/1/24                                           300,000       309,888
    (St.Thomas University) Series 4-A1
    5.625% 10/1/21                                       1,010,000     1,043,421
                                                                     -----------
                                                                       1,353,309
                                                                     -----------
Hospital Revenue Bonds - 21.10%
  Bemidji Hospital Facilities Revenue
    (North County Health Services)
    5.00% 9/1/24 (RADIAN)                                  500,000       513,695
  Duluth Economic Development Authority
    Health Care Facilities Revenue
    (Benedictine Health System -
    St. Mary's Hospital) 5.25% 2/15/33                   1,000,000     1,015,170
  Minneapolis Health Care System Revenue
    (Allina Health Systems) Series A
    5.75% 11/15/32                                       1,100,000     1,164,262
  Minnesota Agricultural & Economic
    Development  Health Care System
    (Fairview Hospital) Series A
    6.375% 11/15/29                                      1,250,000     1,359,099

                                                        Principal       Market
                                                          Amount         Value

MUNICIPAL BONDS (continued)
Hospital Revenue Bonds (continued)
  Rochester Health Care Facilities Revenue
    (Mayo Foundation) Series B
    5.50% 11/15/27                                      $1,000,000   $ 1,061,190
  Shakopee Health Care Facilities Revenue
   (St. Francis Regional Medical Center)
    5.25% 9/1/34                                           310,000       313,199
                                                                     -----------
                                                                       5,426,615
                                                                     -----------
Miscellaneous Revenue Bonds - 1.01%
  Minneapolis Art Center Facilities Revenue
    (Walker Art Center Project)
    5.125% 7/1/21                                          250,000       260,153
                                                                     -----------
                                                                         260,153
                                                                     -----------
Multifamily Housing Revenue Bonds - 7.67%
  Minneapolis Multifamily Housing Revenue
   o(Gaar Scott Loft Project)
    5.95% 5/1/30 (AMT)                                     975,000     1,029,785
  Minneapolis Multifamily Housing Revenue
    (Olson Townhomes Project)
    6.00% 12/1/19 (AMT)                                    965,000       943,307
                                                                     -----------
                                                                       1,973,092
                                                                     -----------
Municipal Lease Revenue Bonds - 10.12%
  Andover Economic Development Authority
    Public Facilities Lease Revenue
    (Andover Community Center)
    5.125% 2/1/24                                          500,000       508,850
  St. Paul Port Authority Lease Revenue
    (Cedar Street Office Building Project)
    5.125% 12/1/27                                         500,000       522,445
    5.25% 12/1/27                                        1,000,000     1,053,680
  St. Paul Port Authority Lease Revenue
    (Robert Street Office Building Project)
    5.00% 12/1/27                                          500,000       518,985
                                                                     -----------
                                                                       2,603,960
                                                                     -----------
Parking Revenue Bonds - 6.00%
  St. Paul Housing & Redevelopment
    Authority Parking Revenue
    (Block 19 Ramp Project)
    Series A 5.35% 8/1/29 (FSA)                          1,450,000     1,543,395
                                                                     -----------
                                                                       1,543,395
                                                                     -----------
Political Subdivision General Obligation Bonds - 9.65%
  Metropolitan Council Waste Water Treatment
    Series B 5.00% 12/1/21                                 750,000       794,475
  Minneapolis Sports Arena Project
    5.125% 10/1/20                                         750,000       782,033
  Washington County Housing &
    Redevelopment Authority Series B
    5.50% 2/1/22 (MBIA)                                    850,000       904,349
                                                                     -----------
                                                                       2,480,857
                                                                     -----------
*Pre-Refunded Bonds - 15.17%
  Esko Independent School District #99
    5.75% 4/1/17-05 (FSA)                                1,645,000     1,645,000
  Minnesota Public Facilities Authority
    Water Pollution Control Revenue
    Series B 5.40% 3/1/15-06                             2,200,000     2,256,452
                                                                     -----------
                                                                       3,901,452
                                                                     -----------

                  DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND III, INC.

STATEMENTS
  OF NET ASSETS (CONTINUED)


                                                        Principal       Market
                                                          Amount         Value

MUNICIPAL BONDS (continued)
Public Power Revenue Bonds - 21.83%
  Minnesota State Municipal
    Power Agency Series A
    5.00% 10/1/34                                       $  750,000    $  762,480
    5.25% 10/1/19                                          500,000       533,110
  Southern Minnesota Municipal
    Power Agency Series A
    5.00% 1/1/13 (MBIA)                                    500,000       540,445
    5.25% 1/1/15 (AMBAC)                                   700,000       775,096
    5.25% 1/1/16 (AMBAC)                                   500,000       552,990
 &Southern Minnesota Municipal
    Power Agency Supply System Revenue
    Inverse Floater ROLs Series II-R-189-3
    8.096% 1/1/14 (AMBAC)                                1,500,000     1,801,124
  Western Minnesota Municipal
    Power Agency Series B
    5.00% 1/1/15 (MBIA)                                    600,000       648,768
                                                                     -----------
                                                                       5,614,013
                                                                     -----------
School District General Obligation Bonds - 4.07%
  Farmington Independent School
    District #192 Series B
    5.00% 2/1/27 (FSA)                                     500,000       521,475
  Princeton Independent School
    District #477 Series A
    5.00% 2/1/24 (FSA)                                     500,000       524,725
                                                                     -----------
                                                                       1,046,200
                                                                    ------------
Single Family Housing Revenue Bonds - 2.52%
  Minnesota State Housing Finance
    Agency Single Family Mortgage
    Series B 5.35% 1/1/33 (AMT)                            640,000       647,155
                                                                     -----------
                                                                         647,155
                                                                     -----------
Territorial General Obligation Bonds - 2.02%
  University Virgin Islands Series A
    5.375% 6/1/34                                          500,000       520,070
                                                                     -----------
                                                                         520,070
                                                                     -----------
Territorial Revenue Bonds - 2.16%
  Puerto Rico Public Buildings Authority
    Guaranteed Government Facilities
    Revenue Series D (Unrefunded Portion)
    5.25% 7/1/27                                           530,000       554,990
                                                                     -----------
                                                                         554,990
                                                                     -----------
TOTAL MUNICIPAL BONDS (cost $37,578,090)                              39,222,231
                                                                     -----------

SHORT-TERM INVESTMENTS - 2.14%
Variable Rate Demand Notes - 2.14%
 oCity of St. Cloud 2.18% 2/1/16                           550,000       550,000
                                                                     -----------
TOTAL SHORT-TERM INVESTMENTS
  (cost $550,000)                                                        550,000
                                                                     -----------

TOTAL MARKET VALUE OF SECURITIES - 154.64%
  (cost $38,128,090)                                                $39,772,231
RECEIVABLES AND OTHER ASSETS NET
  OF LIABILITIES - 3.68%                                                947,514
LIQUIDATION VALUE OF PREFERRED
  STOCK - (58.32%)                                                  (15,000,000)
                                                                    -----------
NET ASSETS APPLICABLE TO 1,837,200 SHARES
  OUTSTANDING - 100.00%                                             $25,719,745
                                                                    ===========

Net Asset Value Per Common Share
  ($25,719,745 / 1,837,200 Shares)                                       $14.00
                                                                         ------

COMPONENTS OF NET ASSETS AT MARCH 31, 2005:
Common Stock $0.01 par value, 200 million shares
  authorized to the Fund                                            $23,648,910
Undistributed net investment income                                     522,026
Accumulated net realized loss on investments                            (95,332)
Net unrealized appreciation of investments                            1,644,141
                                                                    -----------
Total net assets                                                    $25,719,745
                                                                    ===========

*Pre-Refunded Bonds are municipals that are generally backed or secured by U.S.
 Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 6 in "Notes to Financial Statements."

&An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of March 31, 2005. Illiquid security see Note 6 in "Notes to Financial Statements."

oVariable rate notes. The interest rate shown is the rate as of March 31, 2005.

SUMMARY OF ABBREVIATIONS:
AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
FSA - Insured by Financial Security Assurance
GNMA - Insured by the Government National Mortgage Association
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance
ROLs - Residual Option Longs

See accompanying notes

                        DELAWARE INVESTMENTS ARIZONA MUNICIPAL INCOME FUND, INC. March 31, 2005
STATEMENTS
  OF NET ASSETS (CONTINUED)

                                                        Principal       Market
                                                          Amount         Value

MUNICIPAL BONDS - 148.26%
Airport Revenue Bonds - 6.89%
  Phoenix Civic Improvement Corporation
    Airport Revenue
    Senior Lien Series A 5.00% 7/1/25 (FSA)             $1,000,000   $ 1,024,920
    Series B 5.25% 7/1/27 (FGIC)(AMT)                    2,000,000     2,072,980
                                                                     -----------
                                                                       3,097,900
                                                                     -----------
City General Obligation Bonds - 1.15%
  DC Ranch Community Facilities
    5.00% 7/15/27 (AMBAC)                                  500,000       517,980
                                                                     -----------
                                                                         517,980
                                                                     -----------
Convention Center/Auditorium/Hotel Revenue Bonds - 2.29%
  Arizona Tourism & Sports Authority Tax
    Revenue Multipurpose Stadium Facilities
    Series A 5.00% 7/1/31 (MBIA)                         1,000,000     1,030,250
                                                                     -----------
                                                                       1,030,250
                                                                     -----------
Dedicated Tax & Fees Revenue Bonds - 6.88%
  Glendale Municipal Property Corporation
    5.00% 7/1/33 (AMBAC)                                 3,000,000     3,092,820
                                                                     -----------
                                                                       3,092,820
                                                                     -----------
Escrowed to Maturity Bonds - 10.86%
  Puerto Rico Commonwealth Infrastructure
    Financing Series A 5.50% 10/1/40                     4,500,000     4,879,260
                                                                     -----------
                                                                       4,879,260
                                                                     -----------
Higher Education Revenue Bonds - 5.88%
  Arizona State University Certificates
    of Participation (Research Infrastructure
    Project) 5.00% 9/1/30 (AMBAC)                        1,000,000     1,032,180
  South Campus Group Student Housing
    Revenue (Arizona State University South
    Campus Project) 5.625% 9/1/35 (MBIA)                 1,000,000     1,089,830
  University of Arizona Certificates
    of Participation (University of
    Arizona Project) Series B
    5.125% 6/1/22 (AMBAC)                                  500,000       522,420
                                                                     -----------
                                                                       2,644,430
                                                                     -----------
Hospital Revenue Bonds - 19.21%
  Maricopa County Industrial
    Development Authority
    (Catholic Healthcare West)
    Series A 5.50% 7/1/26                                  430,000       449,621
    (Mayo Clinic Hospital) 5.25% 11/15/37                2,000,000     2,084,760
  Mohave County Industrial Development
    Authority (Chris/Silver Ridge)
    6.375% 11/1/31 (GNMA)                                  260,000       272,477
  Scottsdale Industrial Development
    Authority Hospital Revenue
    (Scottsdale Healthcare) 5.80% 12/1/31                1,000,000     1,069,420
  Show Low Industrial Development
    Authority Hospital Revenue
    (Navapache Regional Medical Center)
    Series A 5.50% 12/1/17 (ACA)                         1,600,000     1,661,456
  University Medical Center Corporation
    Arizona Hospital Revenue 5.00% 7/1/33                1,000,000     1,000,660
  Yavapai County Industrial
    Development Authority
    (Yavapai Regional Medical Center)
    5.25% 8/1/21 (RADIAN)                                2,000,000     2,091,840
                                                                     -----------
                                                                       8,630,234
                                                                     -----------

                                                        Principal       Market
                                                          Amount         Value

MUNICIPAL BONDS (continued)
Miscellaneous Revenue Bonds - 8.24%
  Arizona School Facilities Board Revenue
    (State School Improvement)
    Series 2001 5.00% 7/1/19                            $2,000,000   $ 2,109,180
  Arizona Student Loan Acquisition
    Authority Revenue Series A-1
    5.90% 5/1/24 (AMT)                                   1,500,000     1,595,700
                                                                     -----------
                                                                       3,704,880
                                                                     -----------
Multifamily Housing Revenue Bonds - 1.10%
  Maricopa County Industrial Development
    Authority Multifamily Housing Revenue
    (Sly-Mar Apartments Projects)
    6.10% 4/20/36 (GNMA) (AMT)                             465,000       494,379
                                                                     -----------
                                                                         494,379
                                                                     -----------
Municipal Lease Revenue Bonds - 9.54%
  Greater Arizona Development Authority
    Infrastructure Revenue Series A
    5.00% 8/1/22 (MBIA)                                    500,000       525,725
  Phoenix Civic Improvement Corporation
    Excise Tax Senior Lien
    (Municipal Courthouse Project)
    Series A 5.25% 7/1/24                                1,000,000     1,063,370
  Prescott Valley Property Corporation
    5.00% 1/1/27 (FGIC)                                    500,000       515,345
  Tucson Certificates of Participation
    5.60% 7/1/11                                         1,100,000     1,154,252
  Yuma Municipal Property Corporation
    5.00% 7/1/25 (AMBAC)                                 1,000,000     1,027,880
                                                                     -----------
                                                                       4,286,572
                                                                     -----------
Political Subdivision General Obligation Bonds - 3.51%
  Eagle Mountain Community Facilities
    District Series A 6.40% 7/1/17                       1,500,000     1,576,005
                                                                     -----------
                                                                       1,576,005
                                                                     -----------
*Pre-Refunded Bonds - 18.15%
  Arizona School Facilities Board
    Certificates of Participation Series B
    5.25% 9/1/19-14 (FSA)                                1,000,000     1,108,170
  Arizona State Transportation Board
    Highway Revenue Refunding
    5.75% 7/1/18-09                                      2,350,000     2,586,715
  Arizona Water Infrastructure Finance
    Authority Revenue Water Quality
    Series A 5.05% 10/1/20-11                            1,500,000     1,624,605
  Oro Valley Municipal Property Corporation
    Excise Tax 5.00% 7/1/20-11 (FGIC)                    1,000,000     1,045,800
  Puerto Rico Commonwealth Public
    Improvement Series A
    5.125% 7/1/31-11                                       250,000       271,810
  Southern Arizona Capital Facilities
    Finance Corporation
    (University of Arizona Project)
    5.00% 9/1/23-12 (MBIA)                               1,150,000     1,247,095
  Yuma Industrial Development Authority
    Hospital Revenue
    (Yuma Regional Medical Center)
    5.00% 8/1/31-11 (FSA)                                  250,000       270,980
                                                                     -----------
                                                                       8,155,175
                                                                     -----------

                        DELAWARE INVESTMENTS ARIZONA MUNICIPAL INCOME FUND, INC.

STATEMENTS
  OF NET ASSETS (CONTINUED)


                                                        Principal       Market
                                                          Amount         Value

MUNICIPAL BONDS (continued)
Public Power Revenue Bonds - 3.44%
  Salt River Project Arizona Agricultural
    Improvement & Power District
    Electric System Revenue
    (Salt River Project) Series A
    5.00% 1/1/31                                        $1,500,000   $ 1,545,045
                                                                     -----------
                                                                       1,545,045
                                                                     -----------
School District General Obligation Bonds - 17.27%
  Maricopa County School District #6
    (Washington Elementary) Series A
    5.375% 7/1/13 (FSA)                                  3,000,000     3,332,879
    (Washington Elementary School
    Improvement Project of 2001) Series B
    5.00% 7/1/17 (FSA)                                   1,000,000     1,087,440
  Maricopa County School District #78
    (Madison Elementary)
    5.00% 7/1/13 (FSA)                                   1,250,000     1,355,763
    5.00% 7/1/14 (FSA)                                     825,000       896,528
  Tempe Union High School District #213
    5.00% 7/1/14 (FSA)                                   1,000,000     1,086,700
                                                                     -----------
                                                                       7,759,310
                                                                     -----------
Single Family Housing Revenue Bonds - 4.67%
  Phoenix Industrial Development Authority
    Single Family Statewide
    Series A 5.35% 6/1/20
    (GNMA) (FNMA) (FHLMC) (AMT)                            950,000       973,960
    Series C 5.30% 4/1/20
    (GNMA) (FNMA) (FHLMC) (AMT)                            745,000       767,357
  Pima County Industrial Development
    Authority Single Family Mortgage
    Revenue Series A 6.125% 11/1/33
    (GNMA) (FNMA) (FHLMC) (AMT)                            340,000       355,752
                                                                     -----------
                                                                       2,097,069
                                                                     -----------
Territorial Revenue Bonds - 23.80%
  Puerto Rico Commonwealth
    Highway & Transportation Authority
    Transportation Refunding Series D
    5.00% 7/1/32 (FSA)                                   8,500,000     8,789,084
  Puerto Rico Commonwealth Public
    Improvement Series A 5.125% 7/1/31                     500,000       513,535
  Virgin Islands Public Finance Authority
    Revenue Series A 6.125% 10/1/29 (ACA)                1,250,000     1,392,000
                                                                     -----------
                                                                      10,694,619
                                                                     -----------
Water & Sewer Revenue Bonds - 5.38%
  Phoenix Civic Improvement Corporation
    Wastewater Systems Revenue
    Junior Lien
    5.00% 7/1/24 (FGIC)                                  1,590,000     1,640,212
    5.00% 7/1/26 (FGIC)                                    750,000       775,508
                                                                     -----------
                                                                       2,415,720
                                                                     -----------
TOTAL MUNICIPAL BONDS (cost $63,376,193)                              66,621,648
                                                                     -----------

TOTAL MARKET VALUE OF SECURITIES - 148.26%
  (cost $63,376,193)                                                $66,621,648
RECEIVABLES AND OTHER ASSETS NET
  OF LIABILITIES - 7.37%~                                             3,314,111
LIQUIDATION VALUE OF PREFERRED STOCK - (55.63%)                     (25,000,000)
                                                                    -----------
NET ASSETS APPLICABLE TO 2,982,200 SHARES
  OUTSTANDING - 100.00%                                             $44,935,759
                                                                    ===========

  Net Asset Value Per Common Share
    ($44,935,759 / 2,982,200 Shares)                                     $15.07
                                                                         ------

COMPONENTS OF NET ASSETS AT MARCH 31, 2005:
Common stock, $0.01 per value, 200 million
  shares authorized to the Fund                                     $40,838,893
Undistributed net investment income                                     765,316
Accumulated net realized gain on investments                             86,095
Net unrealized appreciation of investments                            3,245,455
                                                                    -----------
Total net assets                                                    $44,935,759
                                                                    ===========

*Pre-Refunded Bonds are municipals that are generally backed or secured by U.S.
 Treasury Bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-funded. See Note 6 in "Notes to Financial Statements."

~Of this amount, $2,353,234 represents cash as of March 31, 2005.

SUMMARY OF ABBREVIATIONS:
ACA - Insured by American Capital Access
AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company FHLMC - Insured by the Federal Home Loan Mortgage Corporation FNMA - Insured by Federal National Mortgage Association
FSA - Insured by the Financial Security Assurance
GNMA - Insured by Government National Mortgage Association MBIA - Insured by the Municipal Bond Insurance Association RADIAN - Insured by Radian Asset Assurance

See accompanying notes

                      DELAWARE INVESTMENTS FLORIDA INSURED MUNICIPAL INCOME FUND March 31, 2005

STATEMENTS
  OF NET ASSETS (CONTINUED)

                                                        Principal       Market
                                                          Amount         Value

MUNICIPAL BONDS - 151.00%
Airport Revenue Bonds - 2.83%
  Dade County Aviation Revenue
    Series 96B 5.60% 10/1/26 (MBIA)                     $1,000,000   $ 1,051,980
                                                                     -----------
                                                                       1,051,980
                                                                     -----------
Dedicated Tax & Fees Revenue Bonds - 16.89%
  Florida Department of Transportation
     5.00% 7/1/31 (FGIC)                                 1,525,000     1,575,371
  Jacksonville Sales Tax Revenue
    5.00% 10/1/30 (MBIA)                                 1,500,000     1,547,685
  Jacksonville Transportation Revenue
    5.25% 10/1/29 (MBIA)                                 2,000,000     2,101,540
  Miami Beach Resort Tax Revenue
    5.50% 10/1/16 (AMBAC)                                1,000,000     1,055,910
                                                                     -----------
                                                                       6,280,506
                                                                     -----------
Higher Education Revenue Bonds - 7.73%
  Florida Agriculture & Mechanical
    University Revenue
    (Student Apartment Facility)
    5.625% 7/1/21 (MBIA)                                 1,250,000     1,301,463
  Volusia County Educational
    Facilities Authority
    (Stetson University Project) Series A
    5.50% 6/1/17 (MBIA)                                  1,500,000     1,572,630
                                                                     -----------
                                                                       2,874,093
                                                                     -----------
Hospital Revenue Bonds - 21.82%
  Escambia County Health Facilities Authority
    (Florida Health Care Facilities -
    VHA Program) 5.95% 7/1/20 (AMBAC)                    3,075,000     3,132,810
  Lee County Memorial Health
    System Board of Directors
    5.00% 4/1/20 (FSA)                                   1,000,000     1,036,120
  Orange County Health Facilities
    Authority Revenue
    (Adventist Health Systems)
    5.75% 11/15/25 (AMBAC)                               1,500,000     1,553,250
    (Orlando Regional Healthcare)
    Series A 6.25% 10/1/18 (MBIA)                        2,000,000     2,386,060
                                                                     -----------
                                                                       8,108,240
                                                                     -----------
Miscellaneous Revenue Bonds - 2.76%
  Florida State Municipal Loan
    (Council Revenue) Series A
    5.00% 2/1/35 (MBIA)                                  1,000,000     1,027,710
                                                                     -----------
                                                                       1,027,710
                                                                     -----------
Multifamily Housing Revenue Bonds - 23.18%
  Broward County Housing
    Finance Authority
    (St. Croix Apartments Project) Series A
    5.45% 11/1/36 (FSA) (AMT)                            1,000,000     1,012,080
  Florida Housing Finance Agency
    (Homeowner Mortgage) Series 2
    5.90% 7/1/29 (MBIA) (AMT)                              760,000       783,279
    (Leigh Meadows Apartments Section 8)
    Series N 6.30% 9/1/36 (AMBAC) (AMT)                  2,510,000     2,583,493

                                                        Principal       Market
                                                          Amount         Value

MUNICIPAL BONDS (continued)
Multifamily Housing Revenue Bonds (continued)
    (Woodbridge Apartments Project)
    Series L
    6.05% 12/1/16 (AMBAC) (AMT)                         $1,120,000   $ 1,163,635
    6.25% 6/1/36 (AMBAC) (AMT)                           1,500,000     1,545,375
  Volusia County Multifamily Housing
    Finance Authority (San Marco Apartments)
    Series A 5.60% 1/1/44 (FSA) (AMT)                    1,500,000     1,529,100
                                                                     -----------
                                                                       8,616,962
                                                                     -----------
Municipal Lease Revenue Bonds - 9.62%
  Broward School Board Certificates
    of Participation Series A
    5.25% 7/1/24 (FSA)                                   1,000,000     1,056,020
  Orange County School Board
    Certificates of Participation Series A
    5.00% 8/1/27 (MBIA)                                  1,250,000     1,285,838
  Palm Beach County School Board
    Certificates of Participation Series D
    5.00% 8/1/28 (FSA)                                   1,200,000     1,232,904
                                                                     -----------
                                                                       3,574,762
                                                                     -----------
Ports & Harbors Revenue Bonds - 2.76%
  Florida Ports Financing Commission
    State Transportation Trust Fund
    5.375% 6/1/27 (MBIA) (AMT)                           1,000,000     1,024,640
                                                                     -----------
                                                                       1,024,640
                                                                     -----------
*Pre-Refunded Bonds - 47.12%
  Dade County School Board
    Certificates of Participation Series B
    5.60% 8/1/17-06 (AMBAC)                              1,000,000     1,048,170
  Escambia County School Board
    Certificates of Participation Series 2
    5.50% 2/1/22-06 (MBIA)                               5,000,000     5,196,299
  Florida State Board of Education
    (Capital Outlay Public Education)
    Series C 6.00% 6/1/21-10 (FGIC)                      2,000,000     2,267,080
  Indian River County Water & Sewer Revenue
    5.50% 9/1/16-06 (FGIC)                               1,000,000     1,054,110
  Orange County Public Service Tax Revenue
    6.00% 10/1/24-05 (FGIC)                              3,000,000     3,113,340
  Sunrise Utility System Revenue Series A
    5.75% 10/1/26-06 (AMBAC)                             2,500,000     2,636,700
  Tampa Utility Tax Improvement Series A
    6.125% 10/1/19-09 (AMBAC)                            1,000,000     1,128,330
  Village Center Community Development
    District Recreational Revenue Series A
    5.85% 11/1/16-06 (MBIA)                              1,000,000     1,067,940
                                                                     -----------
                                                                      17,511,969
                                                                     -----------
Public Power Revenue Bonds - 5.47%
  JEA Electric Systems Revenue Series 3-A
    5.00% 10/1/34 (FSA)                                  2,000,000     2,031,940
                                                                     -----------
                                                                       2,031,940
                                                                     -----------

                      DELAWARE INVESTMENTS FLORIDA INSURED MUNICIPAL INCOME FUND STATEMENTS
  OF NET ASSETS (CONTINUED)


                                                        Principal       Market
                                                          Amount         Value

MUNICIPAL BONDS (continued)
Tax Increment/Special Assessment Bonds - 0.82%
  Julington Creek Plantation Community
    Development District Special Assessment
    5.00% 5/1/29 (MBIA)                                 $ 295,000   $   303,381
                                                                    -----------
                                                                        303,381
                                                                    -----------
Water & Sewer Revenue Bonds - 10.00%
  Dade County Water & Sewer System
    Revenue 5.50% 10/1/25 (FGIC)                        1,100,000     1,134,441
  JEA Florida Water & Sewer Systems
    Revenue Sub-Second Crossover
    5.00% 10/1/25 (MBIA)                                1,000,000     1,038,700
  Village Center Community Development
    District Florida Utility Revenue
    5.00% 10/1/36 (MBIA)                                1,500,000     1,542,960
                                                                    -----------
                                                                      3,716,101
                                                                    -----------
TOTAL MUNICIPAL BONDS (cost $53,141,451)                             56,122,284
                                                                    -----------

TOTAL MARKET VALUE OF SECURITIES - 151.00%
  (cost $53,141,451)                                                 56,122,284
RECEIVABLES AND OTHER ASSETS NET
  OF LIABILITIES - 2.81%                                              1,043,769
LIQUIDATION VALUE OF PREFERRED
  STOCK - (53.81%)                                                  (20,000,000)
                                                                    -----------
NET ASSETS APPLICABLE TO 2,422,200 SHARES
  OUTSTANDING - 100.00%                                             $37,166,053
                                                                    ===========

Net Asset Value Per Common Share
  ($37,166,053 / 2,422,200 Shares)                                       $15.34
                                                                         ------

COMPONENTS OF NET ASSETS AT MARCH 31, 2005:
Common stock, $0.01 par value, unlimited shares
  authorized to the Fund                                            $33,361,389
Undistributed net investment income                                     799,507
Accumulated net realized gain on investments                             24,324
Net unrealized appreciation of investments                            2,980,833
                                                                    -----------
Total net assets                                                    $37,166,053
                                                                    ===========

*Pre-Refunded Bonds are municipals that are generally backed or secured by U.S.
 Treasury Bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-funded. See Note 6 in "Notes to Financial Statements."

SUMMARY OF ABBREVIATIONS:
AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by the Financial Security Assurance
MBIA - Insured by the Municipal Bond Insurance Association

See accompanying notes

               DELAWARE INVESTMENTS COLORADO INSURED MUNICIPAL INCOME FUND, INC. March 31, 2005
STATEMENTS
  OF NET ASSETS (CONTINUED)

                                                        Principal       Market
                                                          Amount         Value

MUNICIPAL BONDS - 150.37%
Airport Revenue Bonds - 10.47%
  Denver City & County Airport Series E
    5.25% 11/15/23 (MBIA)                               $7,500,000  $  7,888,125
                                                                     -----------
                                                                       7,888,125
                                                                     -----------
City General Obligation Bonds - 2.74%
  Bowles Metropolitan District
    5.00% 12/1/33 (FSA)                                  2,000,000     2,064,460
                                                                     -----------
                                                                       2,064,460
                                                                     -----------
Continuing Care/Retirement Revenue Bonds - 3.56%
  Colorado Health Facilities Authority Revenue
    (Porter Place) Series A
    6.00% 1/20/36 (GNMA)                                 2,515,000     2,686,322
                                                                     -----------
                                                                       2,686,322
                                                                     -----------
Convention Center/Auditorium/Hotel Revenue Bonds - 4.08%
  Denver Convention Center Series A
    5.00% 12/1/33 (XLCA)                                 3,000,000     3,072,930
                                                                     -----------
                                                                       3,072,930
                                                                     -----------
Dedicated Tax & Fees Revenue Bonds - 11.29%
  Broomfield County Sales & Use Tax
    Revenue Refunding & Improvement
    Series A 5.00% 12/1/31 (AMBAC)                         650,000       668,077
  Denver City & County Excise Tax Revenue
    (Colorado Convention Center Project)
    Series A 5.00% 9/1/20 (FSA)                          6,500,000     6,783,530
  Golden Sales & Use Tax Revenue
    Improvement Series B
    5.10% 12/1/20 (AMBAC)                                1,000,000     1,058,600
                                                                     -----------
                                                                       8,510,207
                                                                     -----------
Higher Education Revenue Bonds - 33.23%
  Boulder County Development Revenue
    (University Corporation for Atmospheric
    Research) 5.00% 9/1/26 (MBIA)                        4,500,000     4,622,760
  Colorado Educational & Cultural
    Facilities Authority
    (Johnson & Wales University Project)
    Series A 5.00% 4/1/28 (XLCA)                         3,000,000     3,082,590
    (University of Colorado
    Foundation Project)
    5.00% 7/1/27 (AMBAC)                                 4,000,000     4,118,560
    (University of Denver Project)
    5.50% 3/1/21 (AMBAC)                                 3,200,000     3,475,136
    (University of Northern Colorado)
    5.00% 7/1/31 (MBIA)                                  2,500,000     2,554,300
  Colorado Springs Revenue
    (Colorado College Project)
    5.375% 6/1/32 (MBIA)                                 5,000,000     5,339,499
  Colorado State University Systems
    Series B 5.00% 3/1/35 (AMBAC)                        1,800,000     1,850,022
                                                                     -----------
                                                                      25,042,867
                                                                     -----------
Hospital Revenue Bonds - 1.95%
  Colorado Health Facilities Authority
    (North Colorado Medical Center)
    5.95% 5/15/12 (MBIA)                                 1,420,000     1,469,558
                                                                     -----------
                                                                       1,469,558
                                                                     -----------

                                                        Principal       Market
                                                          Amount         Value

MUNICIPAL BONDS (continued)
Multifamily Housing Revenue Bonds - 3.18%
  Burlingame Multifamily Housing Revenue
    Series A 6.00% 11/1/29 (MBIA)                       $2,290,000   $ 2,400,264
                                                                     -----------
                                                                       2,400,264
                                                                     -----------
Municipal Lease Revenue Bonds - 15.70%
  Arapahoe County Library District
    Certificates of Participation
    5.70% 12/15/10 (MBIA)                                2,000,000     2,092,260
  Aurora Certificates of Participation
    5.50% 12/1/30 (AMBAC)                                2,000,000     2,151,700
  Broomfield City & County
    Certificates of Participation
    5.75% 12/1/24 (AMBAC)                                1,500,000     1,639,335
  Eagle County Certificates of Participation
    5.40% 12/1/18 (MBIA)                                 1,000,000     1,076,860
  Lakewood Certificates of Participation
    5.375% 12/1/22 (AMBAC)                               2,000,000     2,152,780
  Westminster Building Authority
    Certificates of Participation
    5.25% 12/1/22 (MBIA)                                 1,555,000     1,652,887
  Westminster Certificates of Participation
    (Ice Centre Project)
    5.40% 1/15/23 (AMBAC)                                1,000,000     1,064,030
                                                                     -----------
                                                                      11,829,852
                                                                     -----------
Parking Revenue Bonds - 3.54%
  Auraria Higher Education Center
    Parking Facilities System Revenue
    5.50% 4/1/26 (AMBAC)                                 2,485,000     2,665,212
                                                                     -----------
                                                                       2,665,212
                                                                     -----------
Political Subdivision General Obligation Bonds - 10.24%
  Arapahoe County Water & Wastewater
    Public Improvement District Refunding
    Series A 5.125% 12/1/32 (MBIA)                       1,000,000     1,038,700
  Centennial Downs Metropolitan District
    5.00% 12/1/28 (AMBAC)                                1,000,000     1,037,590
  G V R Metropolitan District
    5.75% 12/1/19 (AMBAC)                                1,000,000     1,095,820
  Pueblo County 5.80% 6/1/11 (MBIA)                      1,405,000     1,453,149
  Pueblo County (Library District Project)
    5.80% 11/1/19 (AMBAC)                                1,395,000     1,530,664
  Sand Creek Metropolitan District
    Refunding & Improvement
    5.00% 12/1/31 (XLCA)                                   500,000       512,875
  Stonegate Village Metropolitan District
    Refunding & Improvement Series A
    5.50% 12/1/21 (FSA)                                  1,000,000     1,047,360
                                                                     -----------
                                                                       7,716,158
                                                                     -----------
*Pre-Refunded Bonds - 13.85%
  Archuleta & Hinsdale Counties
    School District #50JT
    5.55% 12/1/20-06 (MBIA)                              4,000,000     4,222,520
  Denver City & County Certificates
    of Participation Series B
    5.50% 12/1/25-10 (AMBAC)                             2,000,000     2,229,940
  El Paso County School District #20
    5.625% 12/15/16-06 (AMBAC)                           2,800,000     2,935,128
    5.625% 12/15/16-06 (MBIA)                            1,000,000     1,048,260
                                                                     -----------
                                                                      10,435,848
                                                                     -----------

               DELAWARE INVESTMENTS COLORADO INSURED MUNICIPAL INCOME FUND, INC. STATEMENTS
  OF NET ASSETS (CONTINUED)

                                                        Principal       Market
                                                          Amount         Value
MUNICIPAL BONDS (continued)
School District General Obligation Bonds - 10.24%
  Adams & Arapahoe Counties
    School District #28J
    5.00% 12/1/22 (FSA)                                 $2,000,000   $ 2,095,120
  Adams County School District #1
    5.00% 12/1/16 (FSA)                                  1,490,000     1,595,328
  Douglas County School District #Re-1
    (Douglas & Elbert Counties)
    5.00% 12/15/21 (MBIA)                                1,000,000     1,038,860
  Larimer Weld & Boulder Counties
    School Districts #R-2J
    5.00% 12/15/15 (FSA)                                 1,950,000     2,117,641
  Weld & Adams Counties
    School District RE-3J
    5.00% 12/15/24 (FSA)                                   830,000       869,276
                                                                     -----------
                                                                       7,716,225
                                                                     -----------
Turnpike/Toll Road Revenue Bonds - 13.84%
  E-470 Public Highway Authority Series A
    5.75% 9/1/29 (MBIA)                                  3,000,000     3,330,900
    5.75% 9/1/35 (MBIA)                                  1,700,000     1,887,510
  Northwest Parkway Public Highway
    Authority Series A 5.25% 6/15/41 (FSA)               5,000,000     5,214,500
                                                                     -----------
                                                                      10,432,910
                                                                     -----------
Water & Sewer Revenue Bonds - 12.46%
  Colorado Water Resources & Power
    Development Authority Small
    Water Resources Revenue Series A
    5.80% 11/1/20 (FGIC)                                 2,000,000     2,212,160
  Colorado Water Resources & Power
    Development Authority Water
    Resources Revenue
    (Parker Water & Sanitation District)
    5.125% 9/1/34 (MBIA)                                 1,500,000     1,564,125
    5.25% 9/1/43 (MBIA)                                  2,000,000     2,098,680
  Lafayette Water Revenue Series A
    5.00% 12/1/27 (MBIA)                                 1,100,000     1,140,238
  Ute Utility Water Conservancy District
    Water Revenue 5.75% 6/15/20 (MBIA)                   2,155,000     2,377,418
                                                                     -----------
                                                                       9,392,621
                                                                     -----------
TOTAL MUNICIPAL BONDS (cost $106,882,293)                            113,323,559
                                                                     -----------
SHORT-TERM INVESTMENTS - 0.66%
Variable Rate Demand Notes - 0.66%
 oColorado Health Facilities Authority
    Revenue 2.28% 12/1/20                                  500,000       500,000
                                                                     -----------
TOTAL SHORT-TERM INVESTMENTS (cost $500,000)                             500,000
                                                                     -----------

TOTAL MARKET VALUE OF SECURITIES - 151.03%
  (cost $107,382,293)                                              $113,823,559
RECEIVABLES AND OTHER ASSETS NET
  OF LIABILITIES - 2.05%                                              1,540,463
LIQUIDATION VALUE OF PREFERRED STOCK - (53.08%)                     (40,000,000)
                                                                   ------------
NET ASSETS APPLICABLE TO 4,837,100 SHARES
  OUTSTANDING - 100.00%                                             $75,364,022
                                                                    ===========

  Net Asset Value Per Common Share
    ($75,364,022 / 4,837,100 Shares)                                     $15.58
                                                                         ------

COMPONENTS OF NET ASSETS AT MARCH 31, 2005:
Common stock, $0.01 par value, 200 million shares
  authorized to the Fund                                            $67,238,110
Undistributed net investment income                                   1,685,741
Accumulated net realized loss on investments                             (1,095)
Net unrealized appreciation of investments                            6,441,266
                                                                    -----------
Total net assets                                                    $75,364,022
                                                                    ===========

*Pre-Refunded Bonds are municipals that are generally backed or secured by U.S.
 Treasury Bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-funded. See Note 6 in "Notes to Financial Statements."

oVariable rate notes. The interest rate shown is the rate as of March 31, 2005.

SUMMARY OF ABBREVIATIONS:
AMBAC - Insured by the AMBAC Assurance Corporation
FGIC - Insured by the Financial Guaranty - Insured by the Federal Housing
       Administration
FSA - Insured by the Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association
XLCA - Insured by XL Capital Assurance

See accompanying notes

STATEMENTS                 DELAWARE INVESTMENTS CLOSED-END MUNICIPAL BOND FUNDS
  OF OPERATIONS            Year Ended March 31, 2005


                                                                      Delaware        Delaware         Delaware
                                                                     Investments     Investments      Investments
                                                                      Minnesota       Minnesota        Minnesota
                                                                      Municipal       Municipal        Municipal
                                                                       Income           Income          Income
                                                                      Fund, Inc.     Fund II, Inc.   Fund III, Inc.

INVESTMENT INCOME:
  Interest                                                            $2,805,252      $8,517,640       $2,110,341
                                                                      ----------      ----------       ----------

EXPENSES:
  Management fees                                                        232,006         674,164          163,520
  Accounting and administration expenses                                  85,000          85,000           60,500
  Remarketing Agent fees                                                  50,354         150,815           37,070
  Dividend disbursing and transfer agent fees and expenses                40,318          58,423           21,842
  Legal and professional fees                                             38,703          47,348           32,198
  Rating Agency fees                                                       9,000           6,416            9,417
  Reports and statements to shareholders                                   7,387          22,481            7,868
  Taxes (other than taxes on income)                                       6,948          17,237            3,760
  Directors'/Trustees' Fees                                                4,571           7,953            3,915
  Pricing fees                                                             3,454           5,973            2,192
  Custodian fees                                                           2,279           4,888            1,728
  Stock exchange fees                                                      2,258           6,282            1,595
  Other                                                                      995           2,988            1,444
                                                                      ----------      ----------       ----------
                                                                         483,273       1,089,968          347,049
  Less expenses paid indirectly                                           (2,197)         (4,763)          (1,712)
                                                                      ----------      ----------       ----------
  Total expenses                                                         481,076       1,085,205          345,337
                                                                      ----------      ----------       ----------

NET INVESTMENT INCOME                                                  2,324,176       7,432,435        1,765,004
                                                                      ----------      ----------       ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                       268,227         257,523          114,703
  Net change in unrealized appreciation/depreciation of investments   (1,027,949)     (2,017,417)        (762,302)
                                                                      ----------      ----------       ----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                         (759,722)     (1,759,894)        (647,599)
                                                                      ----------      ----------       ----------

DIVIDENDS ON PREFERRED STOCK                                            (305,320)       (927,702)        (235,128)
                                                                      ----------      ----------       ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $1,259,134      $4,744,839       $  882,277
                                                                      ==========      ==========       ==========

See accompanying notes

STATEMENTS                 DELAWARE INVESTMENTS CLOSED-END MUNICIPAL BOND FUNDS
  OF OPERATIONS (CONTINUED)

                                                                      Delaware        Delaware         Delaware
                                                                     Investments     Investments      Investments
                                                                       Arizona     Florida Insured  Colorado Insured
                                                                      Municipal       Municipal        Municipal
                                                                       Income           Income          Income
                                                                      Fund, Inc.         Fund          Fund, Inc.
INVESTMENT INCOME:
  Interest                                                            $3,387,872      $3,030,906       $5,710,088
                                                                      ----------      ----------       ----------
EXPENSES:
  Management fees                                                        280,164         231,637          463,133
  Accounting and administration expenses                                  85,000          85,000           85,000
  Remarketing Agent fees                                                  62,851          50,299          101,094
  Legal and professional fees                                             38,420          41,301           42,866
  Dividend disbursing and transfer agent fees and expenses                22,475          26,477           28,880
  Reports and statements to shareholders                                  15,262          13,189           22,806
  Rating Agency fees                                                      12,381          11,663           11,884
  Taxes (other than taxes on income)                                       6,424             695            9,725
  Directors'/Trustees' Fees                                                3,163           5,156            6,105
  Custodian fees                                                           2,861           2,213            3,909
  Pricing fees                                                             2,759           2,369            3,391
  Stock exchange fees                                                      1,970           2,742            6,244
  Other                                                                    1,655           1,046              298
                                                                      ----------      ----------       ----------
                                                                         535,385         473,787          785,335
  Less expenses paid indirectly                                           (2,861)         (2,156)          (3,586)
                                                                      ----------      ----------       ----------
  Total expenses                                                         532,524         471,631          781,749
                                                                      ----------      ----------       ----------

NET INVESTMENT INCOME                                                  2,855,348       2,559,275        4,928,339
                                                                      ----------      ----------       ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                        83,408         286,142           80,722
  Net change in unrealized appreciation/depreciation of investments   (1,080,216)     (1,915,443)      (2,143,648)
                                                                      ----------      ----------       ----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                         (996,808)     (1,629,301)      (2,062,926)
                                                                      ----------      ----------       ----------

DIVIDENDS ON PREFERRED STOCK                                            (361,013)       (297,142)        (615,308)
                                                                      ----------      ----------       ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $1,497,527      $  632,832       $2,250,105
                                                                      ==========      ==========       ==========

See accompanying notes

STATEMENTS                 DELAWARE INVESTMENTS CLOSED-END MUNICIPAL BOND FUNDS
  OF CHANGES IN NET ASSETS

                                                                            Delaware                        Delaware
                                                                       Investments Minnesota          Investments Minnesota
                                                                        Municipal Income                Municipal Income
                                                                            Fund, Inc.                    Fund II, Inc.

                                                                            Year Ended                     Year Ended
                                                                       3/31/05        3/31/04         3/31/05        3/31/04

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                             $  2,324,176    $ 2,592,109   $  7,432,435    $  7,924,672
  Net realized gain on investments                                       268,227        650,891        257,523       1,299,317
  Net change in unrealized appreciation/depreciation of investments   (1,027,949)      (316,556)    (2,017,417)        221,686
  Dividends on preferred stock                                          (305,320)      (262,664)      (927,702)       (595,374)
                                                                     -----------    -----------   ------------    ------------
  Net increase in net assets resulting from operations                 1,259,134      2,663,780      4,744,839       8,850,301
                                                                     -----------    -----------   ------------    ------------

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
  Net investment income                                               (2,471,452)    (2,432,531)    (7,614,810)     (7,234,070)
  Net realized gain on investments                                       (28,542)    (1,375,191)            --              --
                                                                     -----------    -----------   ------------    ------------
                                                                      (2,499,994)    (3,807,722)    (7,614,810)     (7,234,070)
                                                                     -----------    -----------   ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS                                 (1,240,860)    (1,143,942)    (2,869,971)      1,616,231

NET ASSETS:
  Beginning of period                                                 38,978,454     40,122,396    110,827,846     109,211,615
                                                                     -----------    -----------   ------------    ------------
  End of period                                                      $37,737,594    $38,978,454   $107,957,875    $110,827,846
                                                                     ===========    ===========   ============    ============

Undistributed net investment income                                     $389,101       $805,302     $2,250,617      $3,358,447
                                                                        ========       ========     ==========      ==========

                                                                            Delaware                         Delaware
                                                                       Investments Minnesota           Investments Arizona
                                                                         Municipal Income               Municipal Income
                                                                          Fund III, Inc.                    Fund, Inc.

                                                                             Year Ended                     Year Ended
                                                                       3/31/05         3/31/04       3/31/05          3/31/04
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                              $ 1,765,004    $ 1,898,759    $ 2,855,348     $ 3,042,361
  Net realized gain on investments                                       114,703        562,903         83,408         315,397
  Net change in unrealized appreciation/depreciation of investments     (762,302)      (350,631)    (1,080,216)        501,711
  Dividends on preferred stock                                          (235,128)      (152,709)      (361,013)       (271,690)
                                                                     -----------    -----------    -----------     -----------
  Net increase in net assets resulting from operations                   882,277      1,958,322      1,497,527       3,587,779
                                                                     -----------    -----------    -----------     -----------

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
  Net investment income                                               (1,763,712)    (1,616,736)    (2,862,911)     (2,862,912)
  Net realized gain on investments                                            --             --       (128,235)       (462,241)
                                                                     -----------    -----------    -----------     -----------
                                                                      (1,763,712)    (1,616,736)    (2,991,146)     (3,325,153)
                                                                     -----------    -----------    -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS                                   (881,435)       341,586     (1,493,619)        262,626

NET ASSETS:
  Beginning of period                                                 26,601,180     26,259,594     46,429,378      46,166,752
                                                                     -----------    -----------    -----------     -----------
  End of period                                                      $25,719,745    $26,601,180    $44,935,759     $46,429,378
                                                                     ===========    ===========    ===========     ===========

Undistributed net investment income                                     $522,026       $758,251       $765,316      $1,126,683
                                                                        ========       ========       ========      ==========

See accompanying notes

                            DELAWARE INVESTMENTS CLOSED-END MUNICIPAL BOND FUNDS

STATEMENTS
  OF CHANGES IN NET ASSETS (CONTINUED)

                                                                            Delaware                         Delaware
                                                                       Investments Florida              Investments Colorado
                                                                         Insured Municipal               Insured Municipal
                                                                           Income Fund                    Income Fund, Inc.

                                                                             Year Ended                      Year Ended
                                                                       3/31/05         3/31/04         3/31/05         3/31/04
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                              $ 2,559,275     $ 2,634,312     $ 4,928,339     $ 5,047,366
  Net realized gain on investments                                       286,142          52,390          80,722         223,885
  Net change in unrealized appreciation/depreciation of investments   (1,915,443)       (362,616)     (2,143,648)      1,336,193
  Dividends on preferred stock                                          (297,142)       (209,938)       (615,308)       (435,224)
                                                                     -----------     -----------     -----------     -----------
  Net increase in net assets resulting from operations                   632,832       2,114,148       2,250,105       6,172,220
                                                                     -----------     -----------     -----------     -----------

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
  Net investment income                                               (2,470,644)     (2,410,089)     (4,643,616)     (4,643,616)
  Net realized gain on investments                                      (239,798)       (111,421)       (145,113)       (614,312)
                                                                     -----------     -----------     -----------     -----------
                                                                      (2,710,442)     (2,521,510)     (4,788,729)     (5,257,928)
                                                                     -----------     -----------     -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS                                 (2,077,610)       (407,362)     (2,538,624)        914,292

NET ASSETS:
  Beginning of period                                                 39,243,663      39,651,025      77,902,646      76,988,354
                                                                     -----------     -----------     -----------     -----------
  End of period                                                      $37,166,053     $39,243,663     $75,364,022     $77,902,646
                                                                     ===========     ===========     ===========     ===========

Undistributed net investment income                                     $799,507        $985,998      $1,685,741      $2,003,077
                                                                        ========        ========      ==========      ==========

FINANCIAL
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------
                                                             Delaware Investments Minnesota Municipal Income Fund, Inc.
------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              3/31/05     3/31/04      3/31/03     3/31/02(1)   3/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                          $15.020     $15.460      $14.640     $14.790      $14.060

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.896       0.999        1.119       1.191        1.155
Net realized and unrealized gain (loss) on investments         (0.294)      0.130        0.758      (0.323)       0.732
Dividends on preferred stock from:
  Net investment income                                        (0.117)     (0.054)      (0.094)     (0.178)      (0.317)
  Net realized gain on investments                             (0.001)     (0.047)      (0.008)         --           --
                                                              -------     -------      -------     -------      -------
Total dividends on preferred stock                             (0.118)     (0.101)      (0.102)     (0.178)      (0.317)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.484       1.028        1.775       0.690        1.570
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income                                          (0.953)     (0.938)      (0.890)     (0.840)      (0.840)
Net realized gain on investments                               (0.011)     (0.530)      (0.065)         --           --
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.964)     (1.468)      (0.955)     (0.840)      (0.840)
                                                              -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $14.540     $15.020      $15.460     $14.640      $14.790
                                                              =======     =======      =======     =======      =======

MARKET VALUE, END OF PERIOD                                   $15.070     $16.600      $16.000     $14.450      $14.300
                                                              =======     =======      =======     =======      =======

TOTAL INVESTMENT RETURN BASED ON:(2)
Market value                                                   (3.52%)     13.86%       17.74%       7.00%       12.09%
Net asset value                                                 2.88%       6.62%       12.29%       4.81%       11.83%

RATIOS AND SUPPLEMENTAL DATA:
Net assets applicable to common shares, end of period
  (000 omitted)                                               $37,738     $38,978      $40,122     $37,996      $33,386
Ratio of expenses to average net assets applicable to
  common shares(3)                                              1.27%       1.20%        1.21%       1.13%        1.23%
Ratio of net investment income to average net assets
  applicable to common shares(3)                                6.12%       6.57%        7.35%       8.00%        8.22%
Ratio of net investment income to average net assets
  applicable to common shares net of dividends to
  preferred shares(4)                                           5.31%       5.90%        6.68%       6.84%        6.00%
Portfolio turnover                                                12%         50%          38%         15%           6%

LEVERAGE ANALYSIS:
Value of preferred shares outstanding (000 omitted)           $20,000     $20,000      $20,000     $20,000      $20,000
Net asset coverage per share of preferred shares, end
  of period                                                  $144,344    $147,445     $150,306    $144,989     $145,964
Liquidation value per share of preferred shares(5)            $50,000     $50,000      $50,000     $50,000      $50,000

(1) As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of this change for the year ended March 31, 2002 was an increase in net investment income per share of $0.006, a decrease in net realized and unrealized gain (loss) per share of $0.006, and an increase in the ratio of net investment income to average net assets of 0.04%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(3) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.

(5) Excluding any accumulated but unpaid dividends.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

-------------------------------------------------------------------------------------------------------------------------
                                                            Delaware Investments Minnesota Municipal Income Fund II, Inc.
-------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              3/31/05     3/31/04      3/31/03     3/31/02(1)   3/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                          $15.280     $15.060      $14.280     $14.450      $13.590

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           1.025       1.093        1.143       1.163        1.168
Net realized and unrealized gain (loss) on investments         (0.237)      0.207        0.689      (0.313)       0.850
Dividends on preferred stock from:
  Net investment income                                        (0.128)     (0.082)      (0.112)     (0.182)      (0.340)
                                                              -------     -------      -------     -------      -------
Total dividends on preferred stock                             (0.128)     (0.082)      (0.112)     (0.182)      (0.340)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.660       1.218        1.720       0.668        1.678
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS TO COMMON SHAREHOLDERS FROM:
Net investment income                                          (1.050)     (0.998)      (0.940)     (0.838)      (0.818)
                                                              -------     -------      -------     -------      -------
Total dividends                                                (1.050)     (0.998)      (0.940)     (0.838)      (0.818)
                                                              -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $14.890     $15.280      $15.060     $14.280      $14.450
                                                              =======     =======      =======     =======      =======

MARKET VALUE, END OF PERIOD                                   $16.370     $16.800      $15.300     $14.050      $14.080
                                                              =======     =======      =======     =======      =======

TOTAL INVESTMENT RETURN BASED ON:(2)
Market value                                                    4.02%      16.87%       15.84%       5.75%       20.37%
Net asset value                                                 4.03%       7.99%       12.19%       4.73%       13.06%

RATIOS AND SUPPLEMENTAL DATA:
Net assets applicable to common shares, end of period
  (000 omitted)                                              $107,958    $110,828     $109,212    $103,573     $104,775
Ratio of expenses to average net assets applicable to
  common shares(3)                                              1.00%       0.93%        1.03%       1.06%        1.01%
Ratio of net investment income to average net assets
  applicable to common shares(3)                                6.85%       7.23%        7.74%       8.03%        8.42%
Ratio of net investment income to average net assets
  applicable to common shares net of dividends to
  preferred shares(4)                                           6.00%       6.69%        6.99%       6.79%        5.96%
Portfolio turnover                                                15%         34%          22%          7%           3%

LEVERAGE ANALYSIS:
Value of preferred shares outstanding (000 omitted)           $60,000     $60,000      $60,000     $60,000      $60,000
Net asset coverage per share of preferred shares, end
  of period                                                  $139,965    $142,357     $141,010    $136,311     $137,312
Liquidation value per share of preferred shares(5)            $50,000     $50,000      $50,000     $50,000      $50,000

(1) As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of this change for the year ended March 31, 2002 was an increase in net investment income per share of $0.003, a decrease in net realized and unrealized gain (loss) per share of $0.003, and an increase in the ratio of net investment income to average net assets of 0.02%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(3) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.

(5) Excluding any accumulated but unpaid dividends.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

-------------------------------------------------------------------------------------------------------------------------
                                                           Delaware Investments Minnesota Municipal Income Fund III, Inc.
-------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              3/31/05     3/31/04      3/31/03     3/31/02(1)   3/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                          $14.480     $14.290      $13.230     $13.420      $12.560

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.961       1.034        1.084       1.064        1.065
Net realized and unrealized gain (loss) on investments         (0.353)      0.119        0.918      (0.306)       0.889
Dividends on preferred stock from:
  Net investment income                                        (0.128)     (0.083)      (0.112)     (0.183)      (0.336)
                                                              -------     -------      -------     -------      -------
Total dividends on preferred stock                             (0.128)     (0.083)      (0.112)     (0.183)      (0.336)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.480       1.070        1.890       0.575        1.618
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS TO COMMON SHAREHOLDERS FROM:
Net investment income                                          (0.960)     (0.880)      (0.830)     (0.765)      (0.758)
                                                              -------     -------      -------     -------      -------
Total dividends                                                (0.960)     (0.880)      (0.830)     (0.765)      (0.758)
                                                              -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $14.000     $14.480      $14.290     $13.230      $13.420
                                                              =======     =======      =======     =======      =======

MARKET VALUE, END OF PERIOD                                   $15.620     $16.160      $14.800     $13.000      $13.000
                                                              =======     =======      =======     =======      =======

TOTAL INVESTMENT RETURN BASED ON:(2)
Market value                                                    3.00%      15.76%       20.72%       5.93%       17.57%
Net asset value                                                 3.03%       7.43%       14.53%       4.43%       13.54%

RATIOS AND SUPPLEMENTAL DATA:
Net assets applicable to common shares, end of period
  (000 omitted)                                               $25,720     $26,601      $26,260     $24,306      $24,659
Ratio of expenses to average net assets applicable to
  common shares(3)                                              1.33%       1.23%        1.32%       1.49%        1.42%
Ratio of net investment income to average net assets
  applicable to common shares(3)                                6.82%       7.20%        7.80%       7.88%        8.30%
Ratio of net investment income to average net assets
  applicable to common shares net of dividends to
  preferred shares(4)                                           5.92%       6.62%        6.99%       6.56%        5.68%
Portfolio turnover                                                12%         41%          23%          5%           5%

LEVERAGE ANALYSIS:
Value of preferred shares outstanding (000 omitted)           $15,000     $15,000      $15,000     $15,000      $15,000
Net asset coverage per share of preferred shares, end
  of period                                                  $135,732    $138,670     $137,532    $131,007     $132,197
Liquidation value per share of preferred shares(5)            $50,000     $50,000      $50,000     $50,000      $50,000

(1) As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of this change for the year ended March 31, 2002 was an increase in net investment income per share of $0.007, a decrease in net realized and unrealized gain (loss) per share of $0.007, and an increase in the ratio of net investment income to average net assets of 0.04%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(3) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.

(5) Excluding any accumulated but unpaid dividends.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                               Delaware Investments Arizona Municipal Income Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              3/31/05     3/31/04      3/31/03     3/31/02(1)   3/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                          $15.570     $15.480      $14.650     $14.970      $14.000

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.956       1.020        1.067       1.113        1.124
Net realized and unrealized gain (loss) on investments         (0.332)      0.276        0.988      (0.257)       0.965
Dividends on preferred stock from:
  Net investment income                                        (0.118)     (0.075)      (0.103)     (0.164)      (0.346)
  Net realized gain on investments                             (0.003)     (0.016)      (0.018)     (0.051)          --
                                                              -------     -------      -------     -------      -------
Total dividends on preferred stock                             (0.121)     (0.091)      (0.121)     (0.215)      (0.346)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.503       1.205        1.934       0.641        1.743
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income                                          (0.960)     (0.960)      (0.940)     (0.817)      (0.773)
Net realized gain on investments                               (0.043)     (0.155)      (0.164)     (0.144)          --
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (1.003)     (1.115)      (1.104)     (0.961)      (0.773)
                                                              -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $15.070     $15.570      $15.480     $14.650      $14.970
                                                              =======     =======      =======     =======      =======

MARKET VALUE, END OF PERIOD                                   $15.390     $16.560      $15.490     $14.750      $14.250
                                                              =======     =======      =======     =======      =======

TOTAL INVESTMENT RETURN BASED ON:(2)
Market value                                                   (0.78%)     14.64%       12.74%      10.22%       19.28%
Net asset value                                                 3.34%       7.86%       13.44%       4.21%       13.00%

RATIOS AND SUPPLEMENTAL DATA:
Net assets applicable to common shares, end of period
  (000 omitted)                                               $44,936     $46,429      $46,167     $43,703      $44,637
Ratio of expenses to average net assets applicable to
  common shares(3)                                              1.18%       1.05%        1.16%       1.19%        1.18%
Ratio of net investment income to average net assets
  applicable to common shares(3)                                6.34%       6.63%        6.96%       7.41%        7.86%
Ratio of net investment income to average net assets
  applicable to common shares net of dividends to
  preferred shares(4)                                           5.54%       6.04%        6.18%       5.99%        5.44%
Portfolio turnover                                                 8%         30%          24%         43%          24%

LEVERAGE ANALYSIS:
Value of preferred shares outstanding (000 omitted)           $25,000     $25,000      $25,000     $25,000      $25,000
Net asset coverage per share of preferred shares, end
  of period                                                  $139,872    $142,858     $142,334    $137,405     $139,274
Liquidation value per share of preferred shares(5)            $50,000     $50,000      $50,000     $50,000      $50,000

(1) As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of this change for the year ended March 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.02%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(3) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.

(5) Excluding any accumulated but unpaid dividends.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

---------------------------------------------------------------------------------------------------------------------------
                                                           Delaware Investments Florida Insured Municipal Income Fund, Inc.
---------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              3/31/05     3/31/04      3/31/03     3/31/02(1)   3/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                          $16.200     $16.370      $15.150     $15.400      $14.340

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           1.057       1.088        1.084       1.071        1.087
Net realized and unrealized gain (loss) on investments         (0.675)     (0.130)       1.186      (0.337)       1.068
Dividends on preferred stock from:
  Net investment income                                        (0.114)     (0.082)      (0.109)     (0.179)      (0.337)
  Net realized gain on investments                             (0.009)     (0.005)          --          --           --
                                                              -------     -------      -------     -------      -------
Total dividends on preferred stock                             (0.123)     (0.087)      (0.109)     (0.179)      (0.337)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.259       0.871        2.161       0.555        1.818
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS TO COMMON SHAREHOLDERS FROM:
Net investment income                                          (1.020)     (0.995)      (0.941)     (0.805)      (0.758)
Net realized gain on investments                               (0.099)     (0.046)          --          --           --
                                                              -------     -------      -------     -------      -------
Total dividends                                                (1.119)     (1.041)      (0.941)     (0.805)      (0.758)
                                                              -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $15.340     $16.200      $16.370     $15.150      $15.400
                                                              =======     =======      =======     =======      =======

MARKET VALUE, END OF PERIOD                                   $15.050     $16.650      $15.050     $14.020      $13.180
                                                              =======     =======      =======     =======      =======

TOTAL INVESTMENT RETURN BASED ON:(2)
Market value                                                   (3.02%)     18.04%       14.17%      12.63%       19.06%
Net asset value                                                 1.59%       5.59%       14.92%       4.16%       13.99%

RATIOS AND SUPPLEMENTAL DATA:
Net assets applicable to common shares, end of period
  (000 omitted)                                               $37,166     $39,244      $39,651     $36,696      $37,300
Ratio of expenses to average net assets applicable to
  common shares(3)                                              1.24%       1.11%        1.18%       1.34%        1.32%
Ratio of net investment income to average net assets
  applicable to common shares(3)                                6.75%       6.70%        6.81%       6.95%        7.38%
Ratio of net investment income to average net assets
  applicable to common shares net of dividends to
  preferred shares(4)                                           5.97%       6.16%        6.13%       5.79%        5.10%
Portfolio turnover                                                11%          3%          13%         13%           8%

LEVERAGE ANALYSIS:
Value of preferred shares outstanding (000 omitted)           $20,000     $20,000      $20,000     $20,000      $20,000
Net asset coverage per share of preferred shares, end
  of period                                                  $142,915    $148,110     $149,128    $141,740     $143,249
Liquidation value per share of preferred shares(5)            $50,000     $50,000      $50,000     $50,000      $50,000

(1) As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. This change in accounting had no effect on the Fund's results of operations for the year ended March 31, 2002. Per share data and ratios for the periods prior to April 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(3) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.

(5) Excluding any accumulated but unpaid dividends.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

---------------------------------------------------------------------------------------------------------------------------
                                                         Delaware Investments Colorado Insured Municipal Income Fund, Inc.
--------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              3/31/05     3/31/04      3/31/03     3/31/02(1)   3/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                          $16.110     $15.920      $14.780     $15.260      $13.870

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           1.019       1.043        1.068       1.094        1.105
Net realized and unrealized gain (loss) on investments         (0.432)      0.324        1.324      (0.401)       1.373
Dividends on preferred stock from:
  Net investment income                                        (0.124)     (0.077)      (0.098)     (0.172)      (0.342)
  Net realized gain on investments                             (0.003)     (0.013)      (0.023)     (0.051)          --
                                                              -------     -------      -------     -------      -------
Total dividends on preferred stock                             (0.127)     (0.090)      (0.121)     (0.223)      (0.342)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.460       1.277        2.271       0.470        2.136
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income                                          (0.960)     (0.960)      (0.940)     (0.818)      (0.746)
Net realized gain on investments                               (0.030)     (0.127)      (0.191)     (0.132)          --
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.990)     (1.087)      (1.131)     (0.950)      (0.746)
                                                              -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $15.580     $16.110      $15.920     $14.780      $15.260
                                                              =======     =======      =======     =======      =======

MARKET VALUE, END OF PERIOD                                   $17.180     $16.960      $16.650     $14.700      $14.560
                                                              =======     =======      =======     =======      =======

TOTAL INVESTMENT RETURN BASED ON:(2)
Market value                                                    7.42%       8.76%       21.31%       7.52%       22.42%
Net asset value                                                 2.56%       8.05%       15.37%       3.15%       16.21%

RATIOS AND SUPPLEMENTAL DATA:
Net assets applicable to common shares, end of period
  (000 omitted)                                               $75,364     $77,903      $76,988     $71,506      $73,817
Ratio of expenses to average net assets applicable to
  common shares(3)                                              1.03%       1.01%        1.05%       1.01%        1.06%
Ratio of net investment income to average net assets
  applicable to common shares(3)                                6.51%       6.54%        6.83%       7.18%        7.68%
Ratio of net investment income to average net assets
  applicable to common shares net of dividends to
  preferred shares(4)                                           5.69%       5.98%        6.08%       5.71%        5.31%
Portfolio turnover                                                 5%         13%          14%         37%          56%

LEVERAGE ANALYSIS:
Value of preferred shares outstanding (000 omitted)           $40,000     $40,000      $40,000     $40,000      $40,000
Net asset coverage per share of preferred shares, end
  of period                                                  $144,205    $147,379     $146,235    $139,382     $142,272
Liquidation value per share of preferred shares(5)            $50,000     $50,000      $50,000     $50,000      $50,000

(1) As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. This change in accounting had no effect on the Fund's results of operations for the year ended March 31, 2002. Per share data and ratios for the periods prior to April 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(3) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.

(5) Excluding any accumulated but unpaid dividends.

See accompanying notes

NOTES                       DELAWARE INVESTMENTS CLOSED-END MUNICIPAL BOND FUNDS
TO FINANCIAL STATEMENTS     March 31, 2005

Delaware Investments Minnesota Municipal Income Fund, Inc. ("Minnesota Municipal Fund"); Delaware Investments Minnesota Municipal Income Fund II, Inc. ("Minnesota Municipal Fund II"); Delaware Investments Minnesota Municipal Income Fund III, Inc. ("Minnesota Municipal Fund III"); Delaware Investments Arizona Municipal Income Fund, Inc. ("Arizona Municipal Fund"); and Delaware Investments Colorado Insured Municipal Income Fund, Inc. ("Colorado Insured Municipal Fund") are organized as Minnesota corporations and Delaware Investments Florida Insured Municipal Income Fund ("Florida Insured Municipal Income Fund") is organized as a Massachusetts Business Trust (each referred to as a "Fund" and collectively as the "Funds"). The Minnesota Municipal Fund II, Florida Insured Municipal Fund and Arizona Municipal Fund are diversified closed-end management investment companies and Minnesota Municipal Fund, Minnesota Municipal Fund III and Colorado Insured Municipal Fund are non-diversified closed-end management investment companies under the Investment Company Act of 1940, as amended. The Funds' shares trade on the American Stock Exchange.

The investment objective of each Fund is to provide high current income exempt from federal income tax and from the personal income tax of its state, if any, consistent with the preservation of capital. Florida Insured Municipal Fund will generally seek investments that will enable its shares to be exempt from Florida's intangible personal property tax. Each Fund will seek to achieve its investment objective by investing substantially all of its net assets in investment grade, tax-exempt municipal obligations of its respective state.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds' Board of Trustees/Directors.

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the Funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Funds may declare special year-end dividend and capital gains distributions during November or December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Funds and received by shareholders on the earlier of the date paid or December 31 of the prior year.

Expenses Paid Indirectly -- The Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under the above arrangement is included in custodian fees on the Statements of Operations with the corresponding expense offset shown as expenses paid indirectly. The amount of the expense for each Fund for the year ended March 31, 2005 was as follows:

                           Minnesota       Minnesota         Minnesota         Arizona    Florida Insured   Colorado Insured
                           Municipal       Municipal         Municipal        Municipal       Municipal         Municipal
                             Fund          Fund II           Fund III           Fund            Fund               Fund
                           ---------       ---------         ---------        ---------    ---------------  ------------------
Earnings credits            $2,197          $4,763            $1,712           $2,861           $2,156             $3,586

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee of 0.40% which is calculated daily based on the average daily net assets of each Fund, including assets attributable to any preferred stock that may be outstanding.

As of September 1, 2004, DMC has voluntarily agreed to waive that portion, if any, of its management fee and reimburse the Minnesota Municipal Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, remarketing and rating agency fees, certain insurance costs and extraordinary expenses, do not exceed 0.72% of average daily net assets of the Fund, including assets attributable to any preferred stock that may be outstanding, through September 30, 2005. This waiver may be revoked at any time.

The Funds have engaged Delaware Service Company, Inc., (DSC), an affiliate of DMC, to provide accounting and administration services which are based on average net assets and paid on a monthly basis, subject to certain minimums.

NOTES                       DELAWARE INVESTMENTS CLOSED-END MUNICIPAL BOND FUNDS
  TO FINANCIAL STATEMENTS (CONTINUED)

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
At March 31, 2005, the Funds had liabilities payable to affiliates as follows:

                                                 Minnesota   Minnesota    Minnesota    Arizona     Florida Insured  Colorado Insured
                                                 Municipal   Municipal    Municipal    Municipal      Municipal        Municipal
                                                   Fund       Fund II      Fund III      Fund          Fund             Fund
                                                 ---------   ---------    ---------    ----------   --------------- ----------------
Investment management fee payable to DMC          $19,357     $56,242      $13,631     $23,429        $19,109          $38,639
Accounting, administration, and
  other expenses payable to DSC                    15,125      16,903       22,735      15,302         15,741           16,704
Other expenses payable to DMC and affiliates*       6,388      15,336        3,844       7,292          3,410            9,569

*DMC, as part of its administrative services, pays operating expenses on behalf of the Funds and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, stock exchange fees, custodian fees, and director/trustees fees.

As provided in the investment management agreement, the Funds bear the cost of certain legal services expenses, including internal legal services provided to the Funds by DMC employees. For the year ended March 31, 2005, the Delaware Investments Minnesota Municipal Income Fund, Delaware Investments Minnesota Municipal Income Fund II, Delaware Investments Minnesota Municipal Income Fund III, Delaware Investments Arizona Municipal Income Fund, Delaware Investments Florida Insured Municipal Income Fund, and Delaware Investments Colorado Insured Municipal Income Fund were charged $1,263, $2,959, $765, $1,230, $1,064, and $2,209, respectively, for internal legal services provided by DMC.

Certain officers of DMC and DSC are officers, and or directors/trustees of the Funds. These officers and directors/trustees are paid no compensation by the Funds.

3. INVESTMENTS
For the year ended March 31, 2005, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                  Minnesota          Minnesota             Minnesota            Arizona          Florida Insured   Colorado Insured
                  Municipal          Municipal             Municipal           Municipal            Municipal         Municipal
                    Fund              Fund II              Fund III              Fund                 Fund               Fund
                 ----------         -----------           ----------          -----------         --------------   ----------------
Purchases        $6,788,141         $24,615,474           $4,725,790          $5,794,702           $6,003,561          $5,996,702
Sales             7,483,510          28,404,831            5,829,100           7,485,212            6,458,760           6,507,750

At March 31, 2005, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                       Minnesota       Minnesota       Minnesota      Arizona      Florida Insured  Colorado Insured
                                       Municipal       Municipal       Municipal     Municipal        Municipal        Municipal
                                         Fund          Fund II         Fund III        Fund             Fund             Fund
                                     -----------    ------------     -----------     -----------   ---------------  ----------------
Cost of investments                  $55,128,768    $157,691,301     $38,006,719     $63,354,559     $53,141,451     $107,383,388
                                     ===========    ============     ===========     ===========     ===========     ============
Aggregate unrealized appreciation    $ 2,121,448    $  7,168,613     $ 1,868,447     $ 3,421,433     $ 2,995,979     $  6,505,219
Aggregate unrealized depreciation       (209,015)       (611,131)       (102,935)       (154,344)        (15,146)         (65,048)
                                     -----------    ------------     -----------     -----------     -----------     ------------
Net unrealized appreciation          $ 1,912,433    $  6,557,482     $ 1,765,512     $ 3,267,089     $ 2,980,833     $  6,440,171
                                     ===========    ============     ===========     ===========     ===========     ============

NOTES                       DELAWARE INVESTMENTS CLOSED-END MUNICIPAL BOND FUNDS
  TO FINANCIAL STATEMENTS (CONTINUED)

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2005 and 2004 was as follows:

                                                        Minnesota Municipal Fund     Minnesota Municipal Fund II
                                                       -------------------------     ---------------------------
                                                         3/31/05        3/31/04         3/31/05        3/31/04
Tax-exempt income                                      $2,744,238     $2,538,026      $8,535,622     $7,775,641
Ordinary income                                            30,198        122,453           6,890         53,803
Long-term capital gain                                     30,878      1,409,907              --             --
                                                       ----------     ----------      ----------     ----------
Total                                                  $2,805,314     $4,070,386      $8,542,512     $7,829,444
                                                       ==========     ==========      ==========     ==========

                                                      Minnesota Municipal Fund III      Arizona Municipal Fund
                                                      ----------------------------   --------------------------
                                                         3/31/05        3/31/04         3/31/05        3/31/04
Tax-exempt income                                      $1,998,840     $1,750,401      $3,210,970     $3,072,779
Ordinary Income                                                --         19,044          84,725        178,072
Long-term capital gain                                         --             --          56,464        345,992
                                                       ----------     ----------      ----------     ----------
Total                                                  $1,998,840     $1,769,445      $3,352,159     $3,596,843
                                                       ==========     ==========      ==========     ==========

                                                    Florida Insured Municipal Fund   Colorado Insured Municipal Fund
                                                    ------------------------------   -------------------------------
                                                         3/31/05        3/31/04         3/31/05        3/31/04
Tax-exempt income                                      $2,745,766     $2,608,022      $5,245,675     $5,016,217
Ordinary Income                                                --             --          14,636         63,831
Long-term capital gain                                    261,818        123,426         143,726        613,104
                                                       ----------     ----------      ----------     ----------
Total                                                  $3,007,584     $2,731,448      $5,404,037     $5,693,152
                                                       ==========     ==========      ==========     ==========

As of March 31, 2005, the components of net assets on a tax basis were as follows:

                                             Minnesota Municipal Fund    Minnesota Municipal Fund II    Minnesota Municipal Fund III
                                             ------------------------    ---------------------------    ----------------------------
Paid in capital                                       $35,426,619               $ 99,710,000                   $23,648,910
Undistributed tax-exempt income                           389,101                  2,250,617                       522,026
Undistributed long-term gains                               9,441                         --                            --
Capital loss carry forward                                     --                   (560,224)                     (216,703)
Unrealized appreciation                                 1,912,433                  6,557,482                     1,765,512
                                                      -----------               ------------                   -----------
Net assets                                            $37,737,594               $107,957,875                   $25,719,745
                                                      ===========               ============                   ===========

                                       Arizona Municipal Fund     Florida Insured Municipal Fund    Colorado Insured Municipal Fund
                                       ----------------------     ------------------------------    -------------------------------
Paid in capital                              $40,838,893                   $33,361,389                       $67,238,110
Undistributed tax-exempt income                  765,316                       799,507                         1,685,741
Undistributed long-term gains                     64,461                        24,324                                --
Unrealized appreciation                        3,267,089                     2,980,833                         6,440,171
                                             -----------                   -----------                       -----------
Net assets                                   $44,935,759                   $37,166,053                       $75,364,022
                                             ===========                   ===========                       ===========

The difference between book basis and tax basis components of net assets are primarily attributable to tax treatment of market discounts on debt instruments.

NOTES                       DELAWARE INVESTMENTS CLOSED-END MUNICIPAL BOND FUNDS
  TO FINANCIAL STATEMENTS (CONTINUED)

4. DIVIDEND AND DISTRIBUTION INFORMATION (CONTINUED)
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended March 31, 2005, the Funds recorded the following reclassifications. Reclassifications are primarily due to tax treatment of market discounts on certain debt instruments and the expiration of capital loss carryforwards. Results of operations and net assets were not affected by these reclassifications.

                                        Minnesota Municipal Fund        Minnesota Municipal Fund II    Minnesota Municipal Fund III
                                        ------------------------        ---------------------------    ----------------------------
Undistributed net investment income            $34,059                           $2,247                         $(2,389)
Accumulated realized gain (loss)
  on investments                               (34,059)                          (2,247)                        338,608
Paid-in capital                                     --                               --                        (336,219)

                                                                    Arizona Municipal Fund          Colorado Municipal Fund
                                                                    ----------------------          -----------------------
Undistributed net investment income                                      $(3,156)                          $(127)
Accumulated realized gain (loss) on investments                            3,156                             127

For federal income tax purposes in 2005, certain Funds had accumulated capital losses as of March 31, 2005, which may be carried forward and applied against future capital gains. Such capital loss carryforward amounts will expire as follows:

                                             2006           2008             2009         2010          Total
                                            -------       --------         --------      ------        -------
Minnesota Municipal Fund II                 $   --        $376,004         $175,804      $8,416        $560,224
Minnesota Municipal Fund III                 6,539          56,856          153,308          --         216,703

For federal income tax purposes, in 2005 Minnesota Municipal Income Funds II and Minnesota Municipal Income Funds III utilized $266,585 and $119,447, respectively, of capital loss carryforwards from prior years. Capital loss carryforward of $336,219 expired in 2005 for Minnesota Municipal Income Fund III.

5. CAPITAL STOCK
Pursuant to their articles of incorporation, Minnesota Municipal Fund, Minnesota Municipal Fund II, Minnesota Municipal Fund III, Arizona Municipal Fund and Colorado Insured Municipal Fund each have 200 million shares of $0.01 par value common shares authorized. Florida Insured Municipal Fund has been authorized to issue an unlimited amount of $0.01 par value common shares. The Funds did not repurchase any shares under the Share Repurchase Program during the year ended March 31, 2005. Shares issuable under the Funds' dividend reinvestment plan are purchased by the Funds' transfer agent, Mellon Investor Services, LLC, in the open market.

For the year ended March 31, 2005, the Funds did not have any transactions in common shares.

The Funds each have one million shares of $0.01 par value preferred shares authorized, except for Florida Insured Municipal Fund, which has an unlimited amount of $0.01 par value preferred shares authorized. Under resolutions adopted by the Board of Directors, Minnesota Municipal Fund is allowed to issue up to 400 preferred shares, of which the entire amount was issued on August 6, 1992. On May 14, 1993, Minnesota Municipal Fund II, Arizona Municipal Fund and Florida Insured Municipal Fund issued 1,200, 500 and 400 preferred shares, respectively. On December 10, 1993, Minnesota Municipal Fund III issued 300 preferred shares and on September 23, 1993, Colorado Insured Municipal Fund issued 800 preferred shares. The preferred shares of each Fund have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends.


Dividends for the outstanding preferred shares of each Fund are cumulative at a rate established at the initial public offering and are typically reset every 28 days based on the results of an auction. Dividend rates (adjusted for any capital gain distributions) ranged during the year ended March 31, 2005 as follows:

Fund                                                Low                      High
----                                                ---                      ----
Minnesota Municipal Fund                            1.02%      to            2.60%
Minnesota Municipal Fund II                         1.00%      to            2.40%
Minnesota Municipal Fund III                        1.05%      to            2.40%
Arizona Municipal Fund                              0.95%      to            2.30%
Florida Insured Municipal Fund                      0.95%      to            2.40%
Colorado Insured Municipal Fund                     0.97%      to            2.35%

Salomon Smith Barney, Inc. and Merrill Lynch Pierce, Fenner & Smith Inc. (Colorado Insured Municipal Fund only), as the remarketing agents, receive an annual fee from each of the Funds of 0.25% of the average amount of preferred stock outstanding.

Under the 1940 Act, the Funds may not declare dividends or make other distributions on common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock is less than 200%. The preferred shares are redeemable at the option of the Funds, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated but unpaid dividends whether or not declared. The preferred shares are also subject to mandatory redemption at $50,000 per share plus any accumulated but unpaid dividends whether or not declared, if certain requirements relating to the composition of the assets and liabilities of each Fund are not satisfied. The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares are also entitled to elect two of each Fund's Directors. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders pursuant of Section 13(a) of the 1940 Act, including, among other things, changes in each of the Fund's subclassification as a closed-end investment company or changes in their fundamental investment restrictions.

NOTES                       DELAWARE INVESTMENTS CLOSED-END MUNICIPAL BOND FUNDS
  TO FINANCIAL STATEMENTS (CONTINUED)

6. CREDIT AND MARKET RISKS
The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

The Funds may invest in inverse floating rate securities ("inverse floaters"), a type of derivative tax-exempt obligation with floating or variable interest rates that move in the opposite direction of short-term interest rates, usually at an accelerated speed. Consequently, the market values of inverse floaters will generally be more volatile than other tax-exempt investments. Such securities are denoted on the Statements of Net Assets.

The Funds may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days or less from the issuance of the refunding issue is known as a "current refunding". "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates. Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at that time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's, S&P, and/or Fitch due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. Such securities are denoted on the Statements of Net Assets.

7. CONTRACTUAL OBLIGATIONS
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and and expects the risk of loss to be remote.

8. TAX INFORMATION (UNAUDITED)
The information set forth is for each Fund's fiscal year end as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended March 31, 2005, each Fund designates distributions paid during the year as follows:

                                                  Long-Term       Ordinary         Tax         Total
                                                Capital Gains      Income         Exempt   Distributions
                                                Distributions   Distributions     Income    (Tax Basis)
                                                -------------   -------------     ------   --------------
Minnesota Municipal Fund                             1%              1%             98%          100%
Minnesota Municipal Fund II                         --               1%             99%          100%
Minnesota Municipal Fund III                        --              --             100%          100%
Arizona Municipal Fund                               2%              3%             95%          100%
Florida Insured Municipal Fund                       9%             --              91%          100%
Colorado Insured Municipal Fund                      3%             --              97%          100%

REPORT
  OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors/Trustees

Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Investments Florida Insured Municipal Income Fund
Delaware Investments Colorado Insured Municipal Income Fund, Inc.

We have audited the accompanying statements of net assets of Delaware Investments Minnesota Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc., Delaware Investments Minnesota Municipal Income Fund III, Inc., Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Florida Insured Municipal Income Fund and Delaware Investments Colorado Insured Municipal Income Fund, Inc. ("the Funds"), as of March 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the respective Funds at March 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                               Ernst & Young LLP

Philadelphia, Pennsylvania
May 12, 2005

DELAWARE INVESTMENTS FAMILY OF FUNDS
  BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers with certain background and related information.

                                                                                                       NUMBER OF          OTHER
                                                                               PRINCIPAL           PORTFOLIOS IN FUND  DIRECTORSHIPS
      NAME,                POSITION(S)                                        OCCUPATION(S)         COMPLEX OVERSEEN     HELD BY
    ADDRESS                HELD WITH           LENGTH OF TIME                    DURING                BY TRUSTEE        TRUSTEE
  AND BIRTHDATE              FUND(S)               SERVED                     PAST 5 YEARS             OR OFFICER       OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

JUDE T. DRISCOLL(2)        Chairman,               5 Years -                 Since August 2000,             92             None
2005 Market Street        President,           Executive Officer         Mr. Driscoll has served in
Philadelphia, PA        Chief Executive                                 various executive capacities
    19103                Officer and              1 Year -                  at different times at
                           Trustee(2)             Trustee                  Delaware Investments(1)
March 10, 1963
                                                                          Senior Vice President and
                                                                     Director of Fixed-Income Process -
                                                                          Conseco Capital Management
                                                                           (June 1998 - August 2000)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

THOMAS L. BENNETT           Trustee                Since                    Private Investor -              92             None
2005 Market Street                           March 23, 2005               (March 2004 - Present)
Philadelphia, PA
    19103                                                                   Investment Manager -
                                                                            Morgan Stanley & Co.
October 4, 1947                                                        (January 1984 - March 2004)

JOHN A. FRY                 Trustee               4 Years                       President -                 92         Director -
2005 Market Street                                                     Franklin & Marshall College                  Community Health
Philadelphia, PA                                                          (June 2002 - Present)                          Systems
    19103
                                                                          Executive Vice President -
May 28, 1960                                                              University of Pennsylvania
                                                                           (April 1995 - June 2002)

ANTHONY D. KNERR            Trustee             12 Years                 Founder/Managing Director -        92             None
2005 Market Street                                                        Anthony Knerr & Associates
Philadelphia, PA                                                            (Strategic Consulting)
    19103                                                                      (1990 - Present)

December 7, 1938

LUCINDA S. LANDRETH         Trustee              Since                    Chief Investment Officer -        92             None
2005 Market Street                          March 23, 2005                      Assurant, Inc.
Philadelphia, PA                                                                (Insurance)
     19103                                                                     (2002 - 2004)

June 24, 1947

ANN R. LEVEN                Trustee            16 Years                 Treasurer/Chief Fiscal Officer -    92       Director and
2005 Market Street                                                        National Gallery of Art                   Audit Committee
Philadelphia, PA                                                               (1994 - 1999)                      Chairperson - Andy
    19103                                                                                                          Warhol Foundation

November 1, 1940                                                                                                  Director and Audit
                                                                                                                  Committee Member -
                                                                                                                     Systemax Inc.

                                                                                                     NUMBER OF            OTHER
                                                                               PRINCIPAL         PORTFOLIOS IN FUND    DIRECTORSHIPS
      NAME,                POSITION(S)                                        OCCUPATION(S)       COMPLEX OVERSEEN       HELD BY
    ADDRESS                HELD WITH           LENGTH OF TIME                    DURING              BY TRUSTEE          TRUSTEE
  AND BIRTHDATE              FUND(S)               SERVED                     PAST 5 YEARS           OR OFFICER         OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

THOMAS F. MADISON            Trustee               11 Years                   President/Chief             92           Director -
2005 Market Street                                                           Executive Officer -                     Banner Health
Philadelphia, PA                                                             MLM Partners, Inc.
   19103                                                                  (Small Business Investing               Director and Audit
                                                                               and Consulting)                    Committee Member -
February 25, 1936                                                         (January 1993 - Present)                CenterPoint Energy

                                                                                                                  Director and Audit
                                                                                                                  Committee Member -
                                                                                                                  Digital River Inc.

                                                                                                                  Director and Audit
                                                                                                                  Committee Member -
                                                                                                                        Rimage
                                                                                                                     Corporation

                                                                                                                 Director - Valmont
                                                                                                                  Industries, Inc.

JANET L. YEOMANS             Trustee                6 Years                Vice President/Mergers &       92            None
2005 Market Street                                                     Acquisitions - 3M Corporation
Philadelphia, PA                                                           (January 2003 - Present)
    19103
                                                                            Ms. Yeomans has held
 July 31, 1948                                                          various management positions
                                                                        at 3M Corporation since 1983.


J. RICHARD ZECHER            Trustee                 Since                       Founder -                92      Director and Audit
2005 Market Street                               March 23, 2005             Investor Analytics                    Committee Member -
Philadelphia, PA                                                             (Risk Management)                    Investor Analytics
     19103                                                                  (May 1999 - Present)
                                                                                                                  Director and Audit
July 3, 1940                                                                                                      Committee Member -
                                                                                                                     Oxigene, Inc.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

MICHAEL P. BISHOF             Senior            Chief Financial            Mr. Bishof has served in       92             None(3)
2005 Market Street        Vice President         Officer since           various executive capacities
Philadelphia, PA               and             February 17, 2005            at different times at
    19103                 Chief Financial                                    Delaware Investments.
                              Officer
August 18, 1962

RICHELLE S. MAESTRO    Executive Vice President,     2 Years                Ms. Maestro has served in     92             None(3)
2005 Market Street      Chief Legal Officer                               various executive capacities
Philadelphia, PA           and Secretary                                      at different times at
    19103                                                                     Delaware Investments.

November 26, 1957

JOHN J. O'CONNOR        Senior Vice President        Treasurer             Mr. O'Connor has served in     92             None(3)
2005 Market Street          and Treasurer              since              various executive capacities
Philadelphia, PA                                February 17, 2005             at different times at
     19103                                                                    Delaware Investments.

  June 16, 1957

(1) Delaware Investments is the marketing name for Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor, principal underwriter and its transfer agent.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') manager and distributor.

(3) Mr. Bishof, Ms. Maestro and Mr. O'Connor also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees/Directors and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(R)
-----------------------------------
A member of Lincoln Financial Group

This annual report is for the information of Delaware Investments Closed-End Municipal Bond Funds shareholders. The return and principal value of an investment in each Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost. Notice is hereby given in accordance with
Section 23(c) of the Investment Company Act of 1940 that the Funds may, from time-to-time, purchase shares of their common stock on the open market at market prices.

BOARD OF TRUSTEES                            AFFILIATED OFFICERS                      CONTACT INFORMATION
JUDE T. DRISCOLL                             MICHAEL P. BISHOF                        INVESTMENT MANAGER
Chairman                                     Senior Vice President and                Delaware Management Company
Delaware Investments Family of Funds         Chief Financial Officer                  Philadelphia, PA
Philadelphia, PA                             Delaware Investments Family of Funds
                                             Philadelphia, PA                         PRINCIPAL OFFICE OF THE FUNDS
THOMAS L. BENNETT                                                                     2005 Market Street
Private Investor                             RICHELLE S. MAESTRO                      Philadelphia, PA 19103-7057
Rosemont, PA                                 Executive Vice President,
                                             Chief Legal Officer and Secretary        INDEPENDENT REGISTERED PUBLIC
JOHN A. FRY                                  Delaware Investments Family of Funds     ACCOUNTING FIRM
President                                    Philadelphia, PA                         Ernst & Young LLP
Franklin & Marshall College                                                           2001 Market Street
Lancaster, PA                                JOHN J. O'CONNOR                         Philadelphia, PA 19103
                                             Senior Vice President and Treasurer
ANTHONY D. KNERR                             Delaware Investments Family of Funds     REGISTRAR AND STOCK TRANSFER AGENT
Managing Director                            Philadelphia, PA                         Mellon Investor Services, L.L.C.
Anthony Knerr & Associates                                                            Overpeck Centre
New York, NY                                 -----------------------------------      85 Challenger Road
                                             Each Fund files its complete             Ridgefield Park, NJ 07660
LUCINDA S. LANDRETH                          schedule of portfolio holdings with      800 851-9677
Former Chief Investment Officer              the Securities and Exchange
Assurant, Inc.                               Commission for the first and third       FOR SECURITIES DEALERS AND FINANCIAL
Philadelphia, PA                             quarters of each fiscal year on          INSTITUTIONS REPRESENTATIVES
                                             Form N-Q. Each Fund's Forms N-Q, as      800 362-7500
ANN R. LEVEN                                 well as a description of the
Former Treasurer/Chief Fiscal Officer        policies and procedures that each        WEB SITE
National Gallery of Art                      Fund uses to determine how to vote       www.delawareinvestments.com
Washington, DC                               proxies (if any) relating to
                                             portfolio securities is available        NUMBER OF RECORDHOLDERS AS OF
THOMAS F. MADISON                            without charge (i) upon request, by      MARCH 31, 2005:
President and Chief Executive Officer        calling 800 523-1918; (ii) on each       Minnesota Municipal Income Fund I        311
MLM Partners, Inc.                           Fund's Web site at                       Minnesota Municipal Income Fund II       491
Minneapolis, MN                              http://www.delawareinvestments.com;      Minnesota Municipal Income Fund III      117
                                             and (iii) on the Commission's Web        Arizona Municipal Income Fund             98
JANET L. YEOMANS                             site at http://www.sec.gov. Each         Florida Insured Municipal Income Fund    153
Vice President/Mergers & Acquisitions        Fund's Forms N-Q may be reviewed         Colorado Insured Municipal
3M Corporation                               and copied at the Commission's             Income Fund                            174
St. Paul, MN                                 Public Reference Room in
                                             Washington, DC; information on the
J. RICHARD ZECHER                            operation of the Public Reference
Founder                                      Room may be obtained by calling
Investor Analytics                           1-800-SEC-0330.
Scottsdale, AZ
                                             Information (if any) regarding how
Thomas F. Madison and Janet L.               each Fund voted proxies relating to
Yeomans were elected by the                  portfolio securities during the
preferred shareholders of the                most recently disclosed 12-month
Delaware Investments Closed-End              period ended June 30 is available
Municipal Bond Funds.                        without charge (i) through each
                                             Fund's Web site at
                                             http://www.delawareinvestments.com;
                                             and (ii) on the Commission's Web
                                             site at http://www.sec.gov.
                                             -----------------------------------


(9357)                                                       Printed in the USA
AR-CEMUNI [3/05] IVES 5/05                                               J10138

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

         The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

         Thomas L. Bennett (1)
         Thomas F. Madison
         Janet L. Yeomans (1)
         J. Richard Zecher

Item 4. Principal Accountant Fees and Services

         (a) Audit fees.
             ----------

         The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $18,950 for the fiscal year ended March 31, 2005.

         The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $16,950 for the fiscal year ended March 31, 2004.

_______________________
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors had determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

         (b) Audit-related fees.
             ------------------

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $6,700 for the fiscal year ended March 31, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: agreed upon procedures with respect to the preferred stock rating agency reports.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $21,350 for the registrant's fiscal year ended March 31, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of agreed-upon procedures reports to the registrant's Board in connection with the annual fund accounting service agent contract renewal and the pass-through of internal legal costs relating to the operations of the registrant.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $9,900 for the fiscal year ended March 31, 2004. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: quarterly agreed upon procedures with respect to the preferred stock rating agency reports.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $15,750 for the registrant's fiscal year ended March 31, 2004. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of agreed-upon procedures reports to the registrant's Board in connection with the annual fund accounting service agent contract renewal and the pass-through of internal legal costs relating to the operations of the registrant.

         (c) Tax fees.
             --------

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the Registrant were $1,750 for the fiscal year ended March 31, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the Registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the Registrant's fiscal year ended March 31, 2005.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the Registrant were $1,250 for the fiscal year ended March 31, 2004. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended March 31, 2004.

         (d) All other fees.
             --------------

         The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended March 31, 2005.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended March 31, 2005.

         The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended March 31, 2004.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended March 31, 2004.

          (e) The registrant's Audit Committee has not established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X.

         (f) Not applicable.

         (g) The aggregate non-audit fees billed by the registrant's independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $235,084 and $166,625 for the registrant's fiscal years ended March 31, 2005 and March 31, 2004, respectively.

         (h) In connection with its selection of the independent auditors, the registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the registrant's investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5. Audit Committee of Listed Registrants

         The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant's Audit Committee are Thomas L. Bennett, Thomas F. Madison, Janet L. Yeomans and J. Richard Zecher.

Item 6.  Schedule of Investments

         Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         The registrant has formally delegated to its investment adviser(s) (including any sub-adviser) (the "Adviser") the ability to make all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Adviser has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Adviser's proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

         In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the registrant, ISS will create a record of the vote. Information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge
(i) through the registrant's website at http://www.delawareinvestments.com; and
(ii) on the Commission's website at http://www.sec.gov.

         The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Adviser will also vote against management's recommendation when it believes that such position is not in the best interests of the registrant.

         As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to management compensation plans are generally determined on a case-by-case basis; (vii) generally vote for reports on the level of greenhouse gas emissions from a company's operations and products; and (viii) generally vote for proposals requesting the company to report on its policies and practices related to social, environmental and economic sustainability.

         Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the registrant are voted by ISS in accordance with the Procedures. Because almost all registrant proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

         Applicable to Form N-CSRs filed for fiscal years ending on or after December 31, 2005.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

         Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders

         Not applicable.

Item 11.  Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant's fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

        Not applicable.

    (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

    (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

        Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT:  DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME
                     FUND II, INC.

JUDE T. DRISCOLL
--------------------------------
By:    Jude T. Driscoll
       -------------------------
Title: Chief Executive Officer
Date:  June 7, 2005
       -------------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

JUDE T. DRISCOLL
--------------------------------
By:    Jude T. Driscoll
       -------------------------
Title: Chief Executive Officer
Date:  June 7, 2005
       -------------------------


MICHAEL P. BISHOF
--------------------------------
By:    Michael P. Bishof
Title: Chief Financial Officer
Date:  June 7, 2005
       -------------------------